Exhibit 4.2

EXECUTION COPY

STORE MASTER FUNDING I, LLC,

as an Issuer,

STORE MASTER FUNDING II, LLC,

as an Issuer,

STORE MASTER FUNDING III, LLC

as an Issuer,

STORE MASTER FUNDING IV, LLC

as an Issuer,

STORE MASTER FUNDING V, LLC

as an Issuer,

STORE MASTER FUNDING VI, LLC

as an Issuer,

STORE MASTER FUNDING VII, LLC

as an Issuer,

STORE MASTER FUNDING XIV, LLC

as an Issuer,

STORE MASTER FUNDING XIX, LLC

as an Issuer,

STORE MASTER FUNDING XX, LLC

as an Issuer,

STORE MASTER FUNDING XXII, LLC

as an Issuer,

STORE MASTER FUNDING XXIV, LLC

as an Issuer,

STORE MASTER FUNDING XXIX, LLC

as an Issuer,

STORE MASTER FUNDING XXXIV, LLC

as an Issuer,

STORE MASTER FUNDING XXXVII, LLC

as an Issuer,

STORE MASTER FUNDING XXXVIII, LLC

as an Issuer,

STORE MASTER FUNDING XLI, LLC

as an Issuer,

and

CITIBANK, N.A.

as Indenture Trustee

SERIES 2026-2 SUPPLEMENT

Dated as of September 21, 2026

to

THIRTEENTH AMENDED AND RESTATED MASTER INDENTURE

Dated as of September 21, 2026

NET-LEASE MORTGAGE NOTES, SERIES 2026-2

Exhibits

EXHIBIT A	Additional Representations and Warranties

Schedules

SCHEDULE I-A	Properties / Tenants
SCHEDULE I-B	Mortgage Loans
SCHEDULE I-C	Representations and Warranties Exception Schedule
SCHEDULE II	Reserved
SCHEDULE III-A	Amortization Schedule (Series 2016-1 Notes)
SCHEDULE III-B	Amortization Schedule (Series 2018-1 Notes)
SCHEDULE III-C	Amortization Schedule (Series 2019-1 Notes)
SCHEDULE III-D	Amortization Schedule (Series 2021-1 Notes)
SCHEDULE III-E	Amortization Schedule (Series 2024-1 Notes)
SCHEDULE III-F	Amortization Schedule (Series 2025-1 Notes)
SCHEDULE III-G	Amortization Schedule (Series 2026-1 Notes)
SCHEDULE III-H	Amortization Schedule (Series 2026-2 Class A-1 (AAA) Notes)
SCHEDULE III-I	Amortization Schedule (Series 2026-2 Class A-1-P (AAA) Notes)
SCHEDULE III-J	Amortization Schedule (Series 2026-2 Class A-2 (AA) Notes)
SCHEDULE III-K	Amortization Schedule (Series 2026-2 Class A-2-P (AA) Notes)
SCHEDULE III-L	Amortization Schedule (Series 2026-2 Class B Notes)

SERIES 2026-2 SUPPLEMENT, dated as of September 21, 2026 (this “Series 2026-2 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXIX, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC, STORE Master Funding XLI, LLC (each an “Issuer” and together, the “Issuers”) and Citibank, N.A. (the “Indenture Trustee”).

Pursuant to this Series 2026-2 Supplement to the Thirteenth Amended and Restated Master Indenture (the “Master Indenture”), dated as of September 21, 2026, among the Issuers and the Indenture Trustee, the Issuers and the Indenture Trustee hereby create a new Series of Notes (the “Series 2026-2 Notes”), which consists of the Series 2026-2 Class A-1 (AAA) Notes, the Series 2026-2 Class A-1-P (AAA) Notes, the Series 2026-2 Class A-2 (AA) Notes, the Series 2026-2 Class A-2-P (AA) Notes and the Series 2026-2 Class B Notes (each, as defined below), and specify the Principal Terms thereof.

Pursuant to the Twelfth Amended and Restated Master Indenture, dated as of May 19, 2026, as supplemented by the Series 2016-1 Supplement (as amended by the Omnibus Amendment, “Series 2016-1 Supplement”), dated as of October 18, 2016, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC and the Indenture Trustee, as further supplemented by the Series 2018-1 Supplement (as amended by the Omnibus Amendment, “Series 2018-1 Supplement”), dated as of October 22, 2018, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC and the Indenture Trustee, as further supplemented by the Series 2019-1 Supplement (as amended by the Omnibus Amendment, “Series 2019-1 Supplement”), dated as of November 13, 2019, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC and the Indenture Trustee, as further supplemented by the Series 2021-1 Supplement (as amended by the Omnibus Amendment, “Series 2021-1 Supplement”), dated as of June 29, 2021, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and the Indenture Trustee, as further supplemented by the Series 2024-1 Supplement (as amended by the Omnibus Amendment, “Series 2024-1 Supplement”), dated as of April 18, 2024, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC and the Indenture Trustee, as further supplemented by the Series 2025-1 Supplement (the “Series 2025-1 Supplement”), dated as of September 30, 2025, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC,

STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and the Indenture Trustee and as further supplemented by the Series 2026-1 Supplement, dated as of May 19, 2026 (the “Series 2026-1 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC and STORE Master Funding XXXVIII, LLC and the Indenture Trustee, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC and STORE Master Funding XXXVIII, LLC issued the Net-Lease Mortgage Notes, Series 2026-1 (the “Series 2026-1 Notes”), with an initial series principal balance equal to $589,000,000.

Pursuant to the Eleventh Amended and Restated Master Indenture, dated as of September 30, 2025, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, as further supplemented by the Series 2021-1 Supplement, as further supplemented by the Series 2024-1 Supplement and as further supplemented by the Series 2025-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC and STORE Master Funding XXXVIII, LLC issued the Net-Lease Mortgage Notes, Series 2025-1 (the “Series 2025-1 Notes”), with an initial series principal balance equal to $645,000,000.

Pursuant to the Tenth Amended and Restated Master Indenture, dated as of April 18, 2024, as supplemented by the Series 2016-1 Supplement, the Series 2018-1 Supplement, the Series 2019-1 Supplement, the Series 2021-1 Supplement and the Series 2024-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC issued the Net-Lease Mortgage Notes, Series 2024-1 (the “Series 2024-1 Notes”), with an initial series principal balance equal to $450,000,000.

Pursuant to the Eighth Amended and Restated Master Indenture, dated as of June 29, 2021, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, and as further supplemented by the Series 2021-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC issued the Net-Lease Mortgage Notes, Series 2021-1 (the “Series 2021-1 Notes”), with an initial series principal balance equal to $550,000,000.

Pursuant to the Seventh Amended and Restated Master Indenture, dated as of November 19, 2019, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement and as further supplemented by the Series 2019-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, and STORE Master Funding XIV, LLC issued the Net-Lease Mortgage Notes, Series 2019-1 (the “Series 2019-1 Notes”), with an initial series principal balance equal to $663,000,000.

Pursuant to the Sixth Amended and Restated Master Indenture, dated as of October 22, 2018, as supplemented by the Series 2016-1 Supplement and as further supplemented by the Series 2018-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2018-1 (the “Series 2018-1 Notes”), with an initial series principal balance equal to $626,000,000. The Series 2018-1 Class A-1 and Class A-3 Notes were previously redeemed.

Pursuant to the Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, as supplemented by the Series 2016-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2016-1 (the “Series 2016-1 Notes”), with an initial series principal balance equal to $355,000,000.

Pursuant to the Indenture, the Issuers, together with any applicable co-issuers, may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a related Series Supplement to the Indenture.

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture or in the Property Management Agreement, as applicable.

“Accrual Period”: With respect to the Series 2026-2 Notes and any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Accrual Period, from and including the Series Closing Date) to, but excluding, such Payment Date.

“Aggregate Class B Note Adjustment Amount”: On any Payment Date, the amount, if any, by which the Aggregate Series Principal Balance before giving effect to any payments of principal on such Payment Date exceeds (i) the Aggregate Collateral Value minus (ii) the sum of the Collateral Value of the Defaulted Assets and the Collateral Value of the Delinquent Assets as of the last day of the Collection Period related to such Payment Date. In no event will the Aggregate Class B Note Adjustment Amount be greater than the sum of (i) the Outstanding Principal Balance of the Class B Notes and (ii) the aggregate outstanding principal balance of all class B notes of each other Series.

“Allocated Loan Amount”: As defined in the Property Management Agreement.

“Allocated Release Amount”: For a Released Asset (other than any Delinquent Asset or Defaulted Asset purchased by the Special Servicer or the Property Manager or any assignee thereof or sold to a STORE SPE), an amount equal to the lesser of (A) the Fair Market Value of such Released Asset and (B) one hundred fifteen percent (115%) of the Allocated Loan Amount of such Released Asset.

“Anticipated Repayment Date”: With respect to the Series 2026-2 Class A-1-P (AAA) Notes and the Series 2026-2 Class A-2-P (AA) Notes, the Payment Date occurring in November 2029 and with respect to the Series 2026-2 Class A-1 (AAA) Notes, the Series 2026-2 Class A-2 (AA) Notes and the Series 2026-2 Class B Notes, the Payment Date occurring in June 2032.

“Class B Note Adjusted Principal Balance”: On any Payment Date, the Outstanding Principal Balance of the Series 2026-2 Class B Notes before giving effect to any payments of principal on such Payment Date (or, in the case of the initial Payment Date, the Initial Principal Balance as of the Series Closing Date), minus the Class B Note Adjustment Amount on the current Payment Date. In no event will the Class B Note Adjusted Principal Balance exceed the Outstanding Principal Balance of the Series 2026-2 Class B Notes or be a number less than zero. On the Series Closing Date, the Class B Note Adjusted Principal Balance will be equal to the Outstanding Principal Balance of the Series 2026-2 Class B Notes on the Series Closing Date.

“Class B Note Adjustment Amount”: On any Payment Date, (i) the quotient of (a) the Outstanding Principal Balance of the Series 2026-2 Class B Notes, divided by (b) the sum of (A) the Outstanding Principal Balance of the Series 2026-2 Class B Notes and (B) the aggregate outstanding principal balance of all class B notes of each other Series, multiplied by (ii) the Aggregate Class B Note Adjustment Amount for such Payment Date.

“Collateral Defect”: As defined in the Property Management Agreement.

“Construction Property”: Properties that are subject to ongoing construction and are not currently operating, but are generating current rental payments.

“Controlling Party”: With respect to the Series 2026-2 Notes, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2026-2 Class A (AAA) Notes, or, if such Series 2026-2 Class A (AAA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2026-2 Class A (AA) Notes, or, if such Series 2026-2 Class A (AA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2026-2 Class B Notes.

“Double-Net Lease Properties”: Properties for which the Tenant is responsible for property taxes, insurance and ordinary repairs and maintenance, and the lessor is responsible for structural repairs and maintenance.

“Early Amortization Period”: With respect to the Series 2026-2 Notes, (a) as defined in the Master Indenture and (b) in the event that the Issuers do not repay the Outstanding Principal Balance of the Series 2026-2 Notes in full on or prior to the applicable Anticipated Repayment Date commencing on the applicable Anticipated Repayment Date.

“Early Refinancing Notice Date”: As defined in Section 2.04.

“Early Refinancing Prepayment”: As defined in Section 2.04.

“Eligible Office Properties”: Single tenant property primarily used as office space and essential to a Tenant’s operating business.

“Guaranty”: With respect to the Series 2026-2 Notes, the Guaranty, dated as of August 23, 2012, by STORE Capital in favor of the Indenture Trustee and the Collateral Agent, for the benefit of the Noteholders, as amended and as may be further amended or restated from time to time.

“Indenture”: With respect to the Series 2026-2 Notes, the Thirteenth Amended and Restated Master Indenture, dated as of September 21, 2026, as supplemented by the Series 2016-1 Supplement, the Series 2018-1 Supplement, the Series 2019-1 Supplement, the Series 2021-1 Supplement, the Series 2024-1 Supplement, the Series 2025-1 Supplement, the Series 2026-1 Supplement and this Series 2026-2 Supplement and any other Series Supplement, as applicable, each as may be amended or supplemented from time to time.

“Indenture Trustee Fee Rate”: With respect to the Series 2026-2 Notes, 0.0069%.

“Initial Principal Balance”: With respect to each Class of the Series 2026-2 Notes, as set forth on the table in Section 1.02(b) hereof.

“Initial Purchaser”: Each of Atlas SP Securities, a division of Apollo Global Securities, LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Capital One Securities, Inc., Truist Securities, Inc., RBC Capital Markets, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC.

“Issuer Interests”: The limited liability company interests of STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXIX, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and STORE Master Funding XLI, LLC.

“Issuer Member”: With respect to the Series 2026-2 Notes, STORE Capital Acquisitions, LLC.

“Limited Liability Company Agreement”: (i) The Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding I, LLC, dated as of November 14, 2013; (ii) the Third Amended and Restated Limited Liability Company Agreement of STORE Master Funding II, LLC, dated as of November 14, 2013; (iii) the Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding III, LLC, dated as of November 14, 2013; (iv) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding IV, LLC, dated as of November 14, 2013; (v) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding V, LLC, dated as of April 28, 2014; (vi) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VI, LLC, dated as of April 15, 2015; (vii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VII, LLC, dated as of October 13, 2016; (viii) the Limited Liability Company Agreement of STORE Master Funding XIV, LLC, dated as of October 21, 2016; (ix) the Limited Liability Company Agreement of STORE Master Funding XIX, LLC, dated as of November 18, 2019; (x) the Limited Liability Company Agreement of STORE Master Funding XX, LLC, dated as of November 18, 2019; (xi) the Limited Liability Company Agreement of STORE Master Funding XXII, LLC, dated as of April 9, 2021; (xii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding XXIV, LLC, dated as of February 1, 2023; (xiii) the Limited Liability Company Agreement of STORE Master Funding XXIX, LLC, dated as of June 8, 2022; (xiv) the Limited Liability Company Agreement of STORE Master Funding XXXIV, LLC, dated as of October 5, 2023; (xv) the Limited Liability Company Agreement of STORE Master Funding XXXVII, LLC, dated as of July 23, 2024; (xvi) the Limited Liability Company Agreement of STORE Master Funding XXXVIII, LLC, dated as of July 23, 2024; and (xvii) the Limited Liability Company Agreement of STORE Master Funding XLI, LLC, dated as of September 19, 2025, each as may be amended or restated from time to time.

“Make Whole Amount”: With respect to the Series 2026-2 Notes and any Voluntary Prepayment or Unscheduled Principal Payment (except in instances where there is no Make Whole Amount due to the Series 2026-2 Noteholders), an amount not less than zero (as calculated two (2) Business Days prior to such Payment Date) equal to: (A) using the Reinvestment Yield, the sum of the discounted present values of the scheduled payments of principal and interest remaining for such Series 2026-2 Notes until the Refinancing Date for the portion of the Series 2026-2 Notes being prepaid (calculated prior to the application of the Voluntary Prepayment or Unscheduled Principal Payment and, for purposes of this calculation, treating such prepayment as a Scheduled Principal Payment on the related Refinancing Date), minus (B) the amount of principal repaid by the Voluntary Prepayment or Unscheduled Principal Payment made with respect to such Series 2026-2 Notes, as applicable.

“Maximum Property Concentrations”: With respect to any Determination Date and any concentration set forth below, means a percentage equal to the aggregate Allocated Loan Amounts in such concentration over the aggregate Allocated Loan Amounts of the Collateral Pool: (i)(a) with respect to the Other Amusement and Recreation Industries (7139) industry group from the North American Industry Classification System as of any Determination Date, a percentage equal to 20.0%, and (b) in the case of any other industry group from the North American Industry Classification System (other than Restaurants and Other Eating Places, so long as no related Restaurant Concept exceeds 12.5% of the Allocated Loan Amount of the Collateral Pool) as of any Determination Date, a percentage no greater than 15.0% as of such Determination Date; (ii) with respect to any Tenant (including affiliates thereof), (a) in the case of the largest Tenant (including affiliates thereof) as of any Determination Date, a percentage equal to 9.0% and (b) in the case of the five (5) largest Tenants (including affiliates thereof) as of any Determination Date, an aggregate percentage equal to 45.0% as of such Determination Date; (iii) (a) with respect to Properties located in any state (other than Texas, Illinois and Tennessee) as of any Determination Date, a percentage equal to 12.5%, (b) with respect to Properties located in Illinois or Tennessee as of any Determination Date, a percentage equal to 15.0% as of such Determination Date and (c) with respect to Properties located in Texas as of any Determination Date, a percentage equal to 27.5% as of such Determination Date; (iv) with respect to ground leases as of any Determination Date, a percentage equal to 2.0% as of such Determination Date; (v) with respect to Tenants which pay Percentage Rent only as of any Determination Date, a percentage equal to 5.0% as of such Determination Date; (vi) with respect to Properties with less than twelve (12) months of operating history at such location as of any Determination Date, a percentage equal to 10.0% as of such Determination Date; (vii) with respect to Construction Properties as of any Determination Date, a percentage equal to 3.0% as of such Determination Date; (viii) (a) with respect to Loans, as of any Determination Date prior to the first Series Closing Date occurring after the Series Closing Date, a percentage no greater than 0.0% as of such Determination Date and (b) with respect to Loans, as of any Determination Date on or after the first Series Closing Date occurring after the Series Closing Date, a percentage no greater than 20.0% as of such Determination Date; (ix) with respect to Eligible Office Properties, a percentage equal to 5.0% as of such Determination Date, provided, that such limit shall exclude such single tenant properties (a) that are part of a master lease and used as office headquarters, or (b) where the majority of the property is not being used as office space; (x) with respect to Double-Net Lease Properties, a percentage equal to 5.0% as of such Determination Date and (xi) with respect to Single Net Lease Properties, a percentage equal to 5.0% as of such Determination Date.

“Note Interest”: The Series 2026-2 Class A-1 (AAA) Note Interest, the Series 2026-2 Class A-1-P (AAA) Note Interest, the Series 2026-2 Class A-2 (AA) Note Interest, the Series 2026-2 Class A-2-P (AA) Note Interest, or the Series 2026-2 Class B Note Interest, as applicable.

“Note Rate”: The Series 2026-2 Class A-1 (AAA) Note Rate, the Series 2026-2 Class A-1-P (AAA) Note Rate, the Series 2026-2 Class A-2 (AA) Note Rate, the Series 2026-2 Class A-2-P (AA) Note Rate or the Series 2026-2 Class B Note Rate, as applicable.

“Post-ARD Additional Interest Rate”: With respect to the Series 2026-2 Notes, a rate determined by the Property Manager to be the greater of (i) 5.0% and (ii) the applicable Post-ARD Reset Rate.

“Post-ARD Reset Rate”: With respect to the Series 2026-2 Notes, the positive amount (expressed as a rate per annum), if any, by which (i) the sum of (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the applicable Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (B) 5.0%, plus (C) the applicable Post-ARD Spread exceeds (ii) the applicable Note Rate.

“Post-ARD Spread”: (i) With respect to the Series 2026-2 Class A-1 (AAA) Notes, a percentage equal to 1.00%, (ii) with respect to the Series 2026-2 Class A-1-P (AAA) Notes, a percentage equal to 0.85%, (iii) with respect to the Series 2026-2 Class A-2 (AA) Notes, a percentage equal to 1.10%, (iv) with respect to the Series 2026-2 Class A-2-P (AA) Notes, a percentage equal to 1.00%, and (v) with respect to the Series 2026-2 Class B Notes, a percentage equal to 1.45%; provided, however, that with respect to the Series 2026-2 Class B Notes, such rate may be reset by the Issuers in the future.

“Private Placement Memorandum”: With respect to the Series 2026-2 Notes, the Private Placement Memorandum dated September 15, 2026.

“Qualified Release Amount”: A portion of the Collateral Pool that may be released in connection with an Early Refinancing Prepayment, applying a Release Price for each asset to be released equal to the greater of Fair Market Value and one hundred twenty-five percent (125%) of the Allocated Loan Amount of the Properties, Hybrid Leases and/or Loans being released, that in the aggregate is no greater than the dollar amount of the Notes being prepaid in connection with such Early Refinancing Prepayment.

“Rated Final Payment Date”: With respect to the Series 2026-2 Notes, the Payment Date occurring in October 2056.

“Refinancing Date”: With respect to (i) the Series 2026-2 Class A-1 (AAA) Notes, the Series 2026-2 Class A-2 (AA) Notes and the Series 2026-2 Class B Notes, the date occurring twenty-four (24) months prior to the Anticipated Repayment Date of such Class of Notes and (ii) the Series 2026-2 Class A-1-P (AAA) Notes and the Series 2026-2 Class A-2-P (AA) Notes, the date occurring six (6) months prior to the Anticipated Repayment Date of such Class of Notes.

“Reinvestment Yield”: With respect to any Class of Series 2026-2 Notes, the yield on United States Treasury Securities having the closest maturity (month and year) to the weighted average life of such Class of Notes as of such Payment Date, based on the Anticipated Repayment Date of such Class of Notes (prior to the application of any Voluntary Prepayment or Unscheduled Principal Payment with respect thereto; if more than one such quoted United States Treasury Security has the same maturity date, then the yield of the United States Treasury Security quoted closest to par), plus 0.50%.

“Scheduled Class A Principal Payment”: The sum of (i) the Scheduled Class A-1 (AAA) Principal Payment, (ii) the Scheduled Class A-1-P (AAA) Principal Payment, (iii) the Scheduled Class A-2 (AA) Principal Payment and (iv) the Scheduled Class A-2-P (AA) Principal Payment.

“Scheduled Class A-1 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2026-2 Class A-1 (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-H.

“Scheduled Class A-1 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2026-2 Class A-1 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1 (AAA) Principal Payment from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-1 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-2 Class A-1 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-1-P (AAA) Principal Balance”: With respect to any Payment Date and the Series 2026-2 Class A-1-P (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-I.

“Scheduled Class A-1-P (AAA) Principal Payment”: With respect to each Payment Date and the Series 2026-2 Class A-1-P (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1-P (AAA) Principal Payment from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-1-P (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-1-P (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-2 Class A-1-P (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1-P (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-2 (AA) Principal Balance”: With respect to any Payment Date and the Series 2026-2 Class A-2 (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-J.

“Scheduled Class A-2 (AA) Principal Payment”: With respect to each Payment Date and the Series 2026-2 Class A-2 (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2 (AA) Principal Payment from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-2 (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-2 (AA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-2 Class A-2 (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2 (AA) Principal Balance for the prior Payment Date.

“Scheduled Class A-2-P (AA) Principal Balance”: With respect to any Payment Date and the Series 2026-2 Class A-2-P (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-K.

“Scheduled Class A-2-P (AA) Principal Payment”: With respect to each Payment Date and the Series 2026-2 Class A-2-P (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2-P (AA) Principal Payment from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-2-P (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-2-P (AA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-2 Class A-2-P (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2-P (AA) Principal Balance for the prior Payment Date.

“Scheduled Class B Principal Balance”: With respect to any Payment Date and the Series 2026-2 Class B Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-L.

“Scheduled Class B Principal Payment”: With respect to each Payment Date and the Series 2026-2 Class B Notes, an amount equal to (i) on any Payment Date prior to the Anticipated Repayment Date, zero dollars ($0) and (ii) on the Anticipated Repayment Date, the Outstanding Principal Balance of the Series 2026-2 Class B Notes.

“Scheduled Series Principal Balance”: With respect to any Payment Date, the sum of the Scheduled Class A-1 (AAA) Principal Balance, the Scheduled Class A-1-P (AAA) Principal Balance, the Scheduled Class A-2 (AA) Principal Balance, the Scheduled Class A-2-P (AA) Principal Balance and the Scheduled Class B Principal Balance.

“Series 2026-2 Class A (AAA) Notes”: The Series 2026-2 Class A-1 (AAA) Notes and the Series 2026-2 Class A-1-P (AAA) Notes.

“Series 2026-2 Class A (AA) Notes”: The Series 2026-2 Class A-2 (AA) Notes and the Series 2026-2 Class A-2-P (AA) Notes.

“Series 2026-2 Class A (AAA) Noteholder”: With respect to any Series 2026-2 Class A (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class A (AA) Noteholder”: With respect to any Series 2026-2 Class A (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class A-1 (AAA) Noteholder”: With respect to any Series 2026-2 Class A-1 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class A-1 (AAA) Note Interest”: On any Payment Date for the Series 2026-2 Class A-1 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2026-2 Class A-1 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-2 Class A-1 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-2 Class A-1 (AAA) Note Rate”: The Note Rate set forth in Section 1.02(b) hereof that corresponds to the Series 2026-2 Class A-1 (AAA) Notes.

“Series 2026-2 Class A-1 (AAA) Notes”: Any of the Series 2026-2 Class A-1 (AAA) Notes, issued pursuant to this Series 2026-2 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-2 Class A-1-P (AAA) Noteholder”: With respect to any Series 2026-2 Class A-1-P (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class A-1-P (AAA) Note Interest”: On any Payment Date for the Series 2026-2 Class A-1-P (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2026-2 Class A-1-P (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-2 Class A-1-P (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-2 Class A-1-P (AAA) Note Rate”: The Note Rate set forth in Section 1.02(b) hereof that corresponds to the Series 2026-2 Class A-1-P (AAA) Notes.

“Series 2026-2 Class A-1-P (AAA) Notes”: Any of the Series 2026-2 Class A-1-P (AAA) Notes, issued pursuant to this Series 2026-2 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-2 Class A-2 (AA) Noteholder”: With respect to any Series 2026-2 Class A-2 (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class A-2 (AA) Note Interest”: On any Payment Date for the Series 2026-2 Class A-2 (AA) Notes, the interest accrued during the related Accrual Period at the Series 2026-2 Class A-2 (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-2 Class A-2 (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-2 Class A-2 (AA) Note Rate”: The Note Rate set forth in Section 1.02(b) hereof that corresponds to the Series 2026-2 Class A-2 (AA) Notes.

“Series 2026-2 Class A-2 (AA) Notes”: Any of the Series 2026-2 Class A-2 (AA) Notes, issued pursuant to this Series 2026-2 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-2 Class A-2-P (AA) Noteholder”: With respect to any Series 2026-2 Class A-2-P (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class A-2-P (AA) Note Interest”: On any Payment Date for the Series 2026-2 Class A-2-P (AA) Notes, the interest accrued during the related Accrual Period at the Series 2026-2 Class A-2-P (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-2 Class A-2-P (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-2 Class A-2-P (AA) Note Rate”: The Note Rate set forth in Section 1.02(b) hereof that corresponds to the Series 2026-2 Class A-2-P (AA) Notes.

“Series 2026-2 Class A-2-P (AA) Notes”: Any of the Series 2026-2 Class A-2-P (AA) Notes, issued pursuant to this Series 2026-2 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-2 Class B Noteholder”: With respect to any Series 2026-2 Class B Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-2 Class B Note Interest”: On any Payment Date for the Series 2026-2 Class B Notes, the interest accrued during the related Accrual Period at the Series 2026-2 Class B Note Rate, applied to the Class B Note Adjusted Principal Balance before giving effect to any payments of principal on such Payment Date.

“Series 2026-2 Class B Note Rate”: The Note Rate set forth in Section 1.02(b) hereof that corresponds to the Series 2026-2 Class B Notes; provided, however, that such annual rate may be reset by the Issuers in the future so long as such reset Note Rate does not exceed the Note Rate applicable to the Series 2026-2 Class B Notes as of the date hereof.

“Series 2026-2 Class B Notes”: Any of the Series 2026-2 Class B Notes, issued pursuant to this Series 2026-2 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-2 Note”: Any of the Series 2026-2 Class A-1 (AAA) Notes, the Series 2026-2 Class A-1-P (AAA) Notes, the Series 2026-2 Class A-2 (AA) Notes, the Series 2026-2 Class A-2-P (AA) Notes and the Series 2026-2 Class B Notes.

“Series 2026-2 Noteholder”: Any of the Series 2026-2 Class A-1 (AAA) Noteholders, the Series 2026-2 Class A-1-P (AAA) Noteholders, the Series 2026-2 Class A-2 (AA) Noteholders, the Series 2026-2 Class A-2-P (AA) Noteholders and the Series 2026-2 Class B Noteholders.

“Series 2026-2 Redemption Date”: As defined in Section 2.02(a).

“Series Closing Date”: September 21, 2026.

“Series Disposition Period Date”: As defined in Section 1.02(f).

“Single Net Lease Properties”: Properties for which the Tenant is responsible for property taxes, and the lessor is responsible for insurance and repairs and maintenance (including structural repairs and maintenance).

“Unscheduled Principal Payment”: With respect to any Payment Date, the sum of (A) all Unscheduled Proceeds (other than any Unscheduled Proceeds described in clause (ix) of the definition thereof) that are deposited into the Collection Account for such Payment Date and (B) all Allocated Release Amounts associated with any Release Price deposited into the Collection Account (including Allocated Release Amounts disbursed from the Release Account to the Collection Account) during the related Collection Period.

Section 1.02. Designation.

(a) There is hereby created a Series of Notes consisting of the Series 2026-2 Class A-1 (AAA) Notes, the Series 2026-2 Class A-1-P (AAA) Notes, the Series 2026-2 Class A-2 (AA) Notes, the Series 2026-2 Class A-2-P (AA) Notes and the Series 2026-2 Class B Notes to be issued by the Issuers pursuant to the Indenture and this Series 2026-2 Supplement to be known as “Net-Lease Mortgage Notes, Series 2026-2.” The Series 2026-2 Notes shall have the following Class Designations, Initial Principal Balances, Note Rates, and Ratings, where applicable:

Class Designation	Initial Principal Balance	Note Rate	Ratings (S&P)
Series 2026-2 Class A-1 (AAA) Notes	$317,000,000	5.79%	AAA	(sf)
Series 2026-2 Class A-1-P (AAA) Notes	$133,000,000	5.56%	AAA	(sf)
Series 2026-2 Class A-2 (AA) Notes	$53,000,000	5.89%	AA	(sf)
Series 2026-2 Class A-2-P (AA) Notes	$22,000,000	5.71%	AA	(sf)
Series 2026-2 Class B Notes	$17,000,000	6.23%	A	(sf)

The Note Interest with respect to the Series 2026-2 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Series 2026-2 Notes shall not have preference or priority over the Notes of any other Series except to the extent set forth in the Indenture. The Series 2026-2 Notes shall not be subordinate to any other Series.

(b) The initial Payment Date with respect to the Series 2026-2 Notes shall be the Payment Date occurring in October 2026. The Rated Final Payment Date with respect to the Series 2026-2 Notes shall be the Payment Date occurring in October 2056.

(c) The initial Collection Period with respect to the Series 2026-2 Notes shall be the period commencing on the Series Closing Date and ending on the Determination Date in October 2026.

(d) On the Series Closing Date, (1) the Series 2026-2 Class A-1 (AAA) Notes and the Series 2026-2 Class A-2 (AA) Notes shall be issued in the form of Book-Entry Notes and (2) the Series 2026-2 Class A-1-P (AAA) Notes, the Series 2026-2 Class A-2-P (AA) Notes and the Series 2026-2 Class B Notes shall be issued in the form of Definitive Notes. For the avoidance of doubt, the Series 2026-2 Notes may be transferred in accordance with Article II of the Master Indenture, subject to the additional requirements set forth herein.

(e) Each statement, notice or other document related to the Series 2026-2 Notes required to be provided to any applicable Rating Agency pursuant to Sections 5.14 or 6.02 of the Master Indenture via email shall be sent to the following address: servicer_reports@sandp.com.

(f) The “Series Disposition Period Date” with respect to the Series 2026-2 Notes shall be the Payment Date occurring in September 2053.

ARTICLE II

CREATION OF THE SERIES 2026-2 NOTES; PAYMENTS ON THE SERIES 2026-2 NOTES

Section 2.01. Payments on the Series 2026-2 Notes. On each Payment Date, the Indenture Trustee will apply and distribute the Series Available Amount with respect to the Series 2026-2 Notes for such Payment Date for the following purposes and in the following order of priority:

(1) on a pro rata basis, (a) to the Series 2026-2 Class A-1 (AAA) Noteholders, the Series 2026-2 Class A-1 (AAA) Note Interest, plus unpaid Series 2026-2 Class A-1 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-2 Class A-1 (AAA) Note Rate and (b) to the Series 2026-2 Class A-1-P (AAA) Noteholders, the Series 2026-2 Class A-1-P (AAA) Note Interest, plus unpaid Series 2026-2 Class A-1-P (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-2 Class A-1-P (AAA) Note Rate;

(2) on a pro rata basis (a) to the Series 2026-2 Class A-2 (AA) Noteholders, the Series 2026-2 Class A-2 (AA) Note Interest, plus unpaid Series 2026-2 Class A-2 (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-2 Class A-2 (AA) Note Rate and (b) to the Series 2026-2 Class A-2-P (AA) Noteholders, the Series 2026-2 Class A-2-P (AA) Note Interest, plus unpaid Series 2026-2 Class A-2-P (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-2 Class A-2-P (AA) Note Rate;

(3) to the holders of the Class B Notes, the Note Interest with respect to the Class B Notes, plus unpaid Note Interest with respect to the Class B Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Class B Notes;

(4) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2026-2 Class A-1 (AAA) Noteholders, an amount equal to the Scheduled Class A-1 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-2 Class A-1 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-2 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-2 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-2 Class A-1 (AAA) Notes has been reduced to zero dollars ($0)) and (ii) to the Series 2026-2 Class A-1-P (AAA) Noteholders, an amount equal to the Scheduled Class A-1-P (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-2 Class A-1-P (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-2 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-2 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-2 Class A-1-P (AAA) Notes has been reduced to zero dollars ($0)) or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Series 2026-2 Class A (AAA) Notes), to the Series 2026-2 Class A-1 (AAA) Noteholders and the Series 2026-2 Class A-1-P (AAA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2026-2 Class A (AAA) Notes has been reduced to zero dollars ($0);

(5) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2026-2 Class A-2 (AA) Noteholders, an amount equal to the Scheduled Class A-2 (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-2 Class A-2 (AA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-2 Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-2 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-2 Class A-2 (AA) Notes has been reduced to zero dollars ($0)) and (ii) to the Series 2026-2 Class A-2-P (AA) Noteholders, an amount equal to the Scheduled Class A-2-P (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-2 Class A-2-P (AA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-2 Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-2 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-2 Class A-2-P (AA) Notes has been reduced to zero dollars ($0)), or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Class A (AA) Notes), to the Series 2026-2 Class A-2 (AA) Noteholders and the Series 2026-2 Class A-2-P (AA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2026-2 Class A (AA) Notes has been reduced to zero dollars ($0);

(6) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, to the holders of the Class B Notes, an amount equal to the Scheduled Class B Principal Payment and the Unscheduled Principal Payment allocable to the Series 2026-2 Notes for such Payment Date remaining after distributions to the Series 2026-2 Class A (AAA) Notes and Series 2026-2 Class A (AA) Notes, respectively, described in clauses 4(a) and 5(a) above, if any; or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, to the holders of the Class B Notes all remaining Series Available Amounts, first, until the Outstanding Principal Balance of the Class B Notes has been reduced to zero dollars ($0) and second, until all Interest Carry-Forward Amounts have been reduced to zero dollars ($0);

(7) to the Series 2026-2 Class A-1 (AAA) Noteholders and the Series 2026-2 Class A-1-P (AAA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2026-2 Class A-1 (AAA) Notes and the Series 2026-2 Class A-1-P (AAA) Notes, if any, due on such Payment Date;

(8) to the Series 2026-2 Class A-2 (AA) Noteholders and the Series 2026-2 Class A-2-P (AA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2026-2 Class A-2 (AA) Notes and the Series 2026-2 Class A-2-P (AA) Notes, if any, due on such Payment Date;

(9) to the holders of the Class B Notes, the Make Whole Amount allocated to the Class B Notes, if any, due on such Payment Date;

(10) to the holders of the Class B Notes, the Interest Carry-Forward Amounts, if any, due on such Payment Date;

(11) to the Series 2026-2 Class A-1 (AAA) Noteholders and the Series 2026-2 Class A-1-P (AAA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2026-2 Class A-1 (AAA) Notes and the Series 2026-2 Class A-1-P (AAA) Notes on such Payment Date;

(12) to the Series 2026-2 Class A-2 (AA) Noteholders and the Series 2026-2 Class A-2-P (AA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2026-2 Class A-2 (AA) Notes and the Series 2026-2 Class A-2-P (AA) Notes on such Payment Date;

(13) to the holders of the Class B Notes, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Class B Notes on such Payment Date; and

(14) to the Issuers, all remaining Series Available Amounts.

Section 2.02. Redemption of the Series 2026-2 Notes(a) .

(a) The Issuers may, at their option, elect to purchase the Outstanding Principal Balance of the Series 2026-2 Notes, in whole or in part, on any Business Day commencing with the Series Closing Date (such date, the “Series 2026-2 Redemption Date”) in an amount sufficient to pay (i) the then Outstanding Principal Balance of the Series 2026-2 Notes, plus all accrued and unpaid interest thereon, (ii) all amounts related to the Series 2026-2 Notes that are outstanding to the Indenture Trustee, the Property Manager, the Special Servicer and the Back-Up Manager, and (iii) the required Make Whole Amount, if applicable, by giving written notice to the Indenture Trustee, the Property Manager, the Special Servicer, the Back-Up Manager and the Rating Agencies no less than fifteen (15) days prior to the Series 2026-2 Redemption Date; provided, however, such notice may be a revocable notice and may be withdrawn, or the amount to be prepaid may be reduced by the Issuers upon written notice to the Indenture Trustee no later than 5:00 p.m. (New York City time), up to two (2) Business Days prior to such Series 2026-2 Redemption Date. The Issuers may purchase the Outstanding Principal Balance of the Series 2026-2 Notes, in part, so long as the Issuers shall also purchase a pro rata amount of the Outstanding Principal Balance of each other Outstanding Series of Notes.

(b) On any Business Day, the Issuers may purchase the Outstanding Principal Balance of any such Class of Series 2026-2 Notes, in whole, if no other Class of Notes with a higher alphabetical designation and an Anticipated Repayment Date that is the same or sooner than the Anticipated Repayment Date of the Class of Series 2026-2 Notes being prepaid is still outstanding, unless (x) such Class of Notes is being prepaid in full in connection with a Series Collateral Release or (y) the Redemption Date is on or after the applicable Refinancing Date. For the avoidance of doubt, in connection with a prepayment of a Class of Notes in full, payments are not required to be allocated pro rata among all Series of Notes. For the avoidance of doubt, proceeds from a Series Collateral Release shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2026-2 Notes or the Notes of any other Series.

(c) In the event a prepayment option is exercised pursuant to Section 2.02(a) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2026-2 Redemption Date an amount in immediately available funds equal to the amount described in Section 2.02(a). Upon confirmation that such deposit has been made, the Indenture Trustee shall: (1) remit principal amounts set forth under Section 2.02(a)(i) above, pro rata, to the Series 2026-2 Noteholders based on their respective Outstanding Principal Balances, and shall remit interest amounts set forth under Section 2.02(a)(i) above in accordance with the respective accrued and unpaid amounts to which they are then entitled to payment; (2) pay all amounts set forth under Section 2.02(a)(ii) above to each applicable party as set forth in the applicable notice of redemption provided by the Issuers pursuant to this Section 2.02; and (3) remit the Make Whole Amount set forth under Section 2.02(a)(iii), if applicable, pro rata, to the Series 2026-2 Noteholders based on their respective Outstanding Principal Balances.

(d) In the event the Issuers elect to prepay a Class of the Series 2026-2 Notes pursuant to Section 2.02(b) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2026-2 Redemption Date an amount in immediately available funds equal to the amounts described in Section 2.02(a)(i) and (ii) above. Upon confirmation that such deposit has been made, the Indenture Trustee shall remit such principal amounts and interest amounts to which such Noteholders are then entitled, as set forth in the applicable notice of redemption provided by the Issuers pursuant to Section 2.02(a).

(e) In the event the Issuers elect to prepay a Series of Notes in full in connection with a Series Collateral Release, any Series Collateral Release Price received in connection with such Series Collateral Release shall be deposited into the Collection Account and applied by the Indenture Trustee on the date of such Series Collateral Release, to prepay in full one or more Series of Notes as designated by the Issuers in accordance with the terms of the Master

Indenture and hereof. Any excess proceeds remaining after prepaying such Series of Notes will be remitted to the Release Account as a Release Price. For the avoidance of doubt, any Series Collateral Release Price shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2026-2 Notes or the Notes of any other Series pursuant to this Section 2.02.

Section 2.03. Exceptions to Payment of Make Whole Amount.

With respect to the Series 2026-2 Notes, no Make Whole Amount shall be due with respect to (i) any portion of any Unscheduled Principal Payment allocable to the Series 2026-2 Notes that is actually paid on the related Payment Date consisting of Insurance Proceeds, Condemnation Proceeds, Early Refinancing Prepayments made in connection with a Qualified Deleveraging Event, amounts disbursed to the Payment Account from the DSCR Reserve Account, or amounts received in respect of a Specially Managed Unit or a repurchase due to a Collateral Defect, (ii) prepayments of the Series 2026-2 Notes in respect of Allocated Release Amounts in an aggregate amount up to ten percent (10%) of the Initial Principal Balance of the Series 2026-2 Notes; provided, however, that when combined with any Early Refinancing Prepayments made since the Series Closing Date, such Allocated Release Amounts shall not exceed thirty-five percent (35%) of the Initial Principal Balance of the Series 2026-2 Notes (and for any amount that exceeds thirty-five percent (35%), a Make Whole Amount shall be due) or (iii) any Series 2026-2 Notes that are prepaid, in whole or in part, on a Business Day that is on or after the Refinancing Date.

Section 2.04. Early Refinancing Prepayment.

The Issuers have the right to make a Voluntary Prepayment of the Series 2026-2 Notes in accordance with the requirements set forth in this Section 2.04 (an “Early Refinancing Prepayment”), provided that such Voluntary Prepayment (i) occurs on a Business Day that is greater than twenty-four (24) months after the Series Closing Date, (ii) is made with funds obtained from a Qualified Deleveraging Event, (iii) where the Issuers have provided no less than thirty (30) days’ notice to the Noteholders (such date, the “Early Refinancing Notice Date”) and (iv) where such Voluntary Prepayment occurs no later than twelve (12) months following the Early Refinancing Notice Date; provided, that the maximum Early Refinancing Prepayments permitted to be made on any Business Day is an amount equal to (A) thirty-five percent (35%) of the Initial Principal Balance of the Series 2026-2 Notes, minus (B) the aggregate amount of Allocated Release Amounts and Early Refinancing Prepayments previously made since the Series Closing Date. In addition, in connection with an Early Refinancing Prepayment, an Issuer may release Properties subject to the limitations set forth in the definition of Qualified Release Amount.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties.

(a) The Issuers and the Indenture Trustee hereby restate as of the Series Closing Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Section 2.19, Section 2.20, Section 2.21, Section 2.22, Section 5.06 and Section 9.04, as applicable, of the Master Indenture.

(b) Each of the Issuers and the Indenture Trustee hereby represents and warrants to each other as of the Series Closing Date:

(i) it has full corporate power and authority to execute, deliver and perform under this Series 2026-2 Supplement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Series 2026-2 Supplement is in the ordinary course of its business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject, except any such violation that would not result in a material adverse effect on the business or financial condition of such party or the enforceability of any of the Transaction Documents. The execution, delivery and performance by it of this Series 2026-2 Supplement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Series 2026-2 Supplement has been duly executed and delivered by it and constitutes the valid and legally binding obligation of it enforceable against it in accordance with its terms; and

(ii) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by it in connection with the execution, delivery or performance by it of this Series 2026-2 Supplement, or the consummation by it of the transactions contemplated hereby, except such as have already been obtained.

Section 3.02. Conditions Precedent Satisfied. The Issuers hereby represent and warrant to the Series 2026-2 Noteholders and the Indenture Trustee that, as of the Series Closing Date, each of the conditions precedent set forth in the Master Indenture, including but not limited to those conditions precedent set forth in Section 2.04(e) thereof, has been satisfied.

Section 3.03. Collateral Representations and Warranties. The Issuers hereby represent and warrant to the Indenture Trustee on behalf of the Series 2026-2 Noteholders that the representations and warranties set forth in Section 2.20, Section 2.21, and Section 2.22 of the Master Indenture and, if any, Exhibit A hereto are true and correct as of the Series Closing Date (or such other date as is set forth in any such representation or warranty) with respect to the Properties and Leases Granted by such Issuer on or prior to the Series Closing Date, except as otherwise set forth in Schedule I-C hereto.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01. [Reserved].

Section 4.02. Ratification of Indenture. The Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series 2026-2 Supplement, the Series 2026-1 Supplement, the Series 2025-1 Supplement, the Series 2024-1 Supplement, the Series 2021-1 Supplement, the Series 2019-1 Supplement, the Series 2018-1 Supplement and the Series 2016-1 Supplement, shall be read, taken and construed as one and the same instrument.

Section 4.03. [Reserved].

Section 4.04. Counterparts. This Series 2026-2 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form, but all of which shall constitute one and the same instrument.

Section 4.05. Governing Law. THIS SERIES 2026-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.06. Beneficiaries. As supplemented by this Series 2026-2 Supplement, the Indenture shall inure to the benefit of and be binding upon the parties hereto, the Series 2026-2 Noteholders, and their respective successors and permitted assigns. No other Person shall have any right or obligation hereunder.

Section 4.07. Limited Recourse. Notwithstanding anything to the contrary herein or otherwise in the Indenture, the Series 2026-2 Notes are nonrecourse obligations solely of the Issuers and shall be payable only from the Collateral Pool. Upon the exhaustion of the Collateral included in the Collateral Pool, any liabilities of the Issuers hereunder shall be extinguished. Each Series 2026-2 Noteholder shall be deemed to have agreed, by acceptance of its Series 2026-2 Note, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of any Issuer for a period of two (2) years and thirty-one (31) days following payment in full of all of the Notes (including the Series 2026-2 Notes) issued or co-issued by the Issuers under the Indenture.

Notwithstanding the foregoing, the Indenture Trustee, on behalf of the Series 2026-2 Noteholders, shall have the right to enforce the liability and obligation of any Issuer hereunder, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by such Noteholders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following: (i) fraud or intentional misrepresentation by such Issuer in connection with the Series 2026-2 Notes, the Indenture and/or any other Transaction Documents; (ii) intentional acts constituting gross negligence or willful misconduct or bad faith of such Issuer; (iii) intentional destruction or waste of any Property by such Issuer; (iv) the breach of any representation, warranty, covenant or indemnification provision in the Indenture or any other Transaction Document concerning Environmental Laws, Hazardous Substances or Asbestos; (v) the removal or disposal of any portion of any Property during the continuation of an Event of Default; (vi) the misapplication or conversion by such Issuer of (A) any Insurance Proceeds, (B) any Condemnation Proceeds, (C) any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) any premiums for any Property Insurance Policies required under the Property Management Agreement received by such Issuer from any third party or Tenant or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of any Property; or (vii) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to the Indenture Trustee upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof.

Section 4.08. Notice to the Rating Agency. Any communication provided for or permitted hereunder or otherwise pursuant to the Indenture shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to, in the case of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a division of S&P Global, Inc., 55 Water Street, 41st Floor, New York, New York 10004, Attention: Asset-Backed Surveillance Department, facsimile number: (212) 438-2435; or, as to such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 4.09. Co-Issuer Status. Each Issuer shall be a co-issuer of the Series 2016-1 Notes, the Series 2018-1 Notes, the Series 2019-1 Notes, the Series 2021-1 Notes, the Series 2024-1 Notes, the Series 2025-1 Notes, the Series 2026-1 Notes and the Series 2026-2 Notes and each Issuer shall have all the rights and obligations of each other Issuer under each of the Transaction Documents.

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Series 2026-2 Supplement to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

STORE MASTER FUNDING I, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING II, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING III, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-2)

STORE MASTER FUNDING IV, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING V, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING VI, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING VII, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-2)

STORE MASTER FUNDING XIV, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XIX, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XX, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XXII, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-2)

STORE MASTER FUNDING XXIV, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE Master Funding XXIX, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE Master Funding XXXIV, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE Master Funding XXXVII, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-2)

STORE Master Funding XXXVIII, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE Master Funding XLI, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-2)

CITIBANK, N.A.,
not in its individual capacity but solely as
Indenture Trustee

By:	/s/ Dragana Boskovic
Name:	Dragana Boskovic
Title:	Senior Trust Officer

Indenture Supplement (STORE 2026-2)

EXHIBIT A

ADDITIONAL REPRESENTATIONS AND WARRANTIES

[NONE.]

A-1

SCHEDULE I-A

PROPERTIES / TENANTS

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Equipmentshare.com Inc.	47	$150,723,032	3.03%	$1,072,335	3.01%	12.22
CWGS Group, LLC	22	$150,130,000	3.02%	$1,061,147	2.98%	2.34
American Auto Auction Group, LLC	11	$147,435,000	2.96%	$1,010,174	2.84%	5.46
Cadence Education, LLC	55	$139,685,000	2.81%	$984,495	2.77%	1.98
EOS Fitness OPCO Holdings, LLC	14	$137,255,000	2.76%	$991,263	2.79%	2.09
Spring Education Group Inc.	15	$129,760,000	2.61%	$1,044,786	2.94%	2.27
TGS Parent, LLC	15	$120,980,000	2.43%	$1,058,028	2.97%	1.77
At Home Group Inc.	9	$113,573,457	2.28%	$604,167	1.70%	2.52
Ashley Furniture Corporate Stores	18	$107,000,000	2.15%	$785,783	2.21%	2.50
Zips Car Wash Holdings, LLC	28	$100,710,000	2.02%	$697,110	1.96%	1.49
MPS Intermediate Co LLC	7	$83,025,000	1.67%	$482,738	1.36%	2.22
Gilmer Warehouse LLC	9	$75,010,000	1.51%	$398,011	1.12%	1.07
American Multi-Cinema, Inc.	8	$74,580,000	1.50%	$568,007	1.60%	1.53
Bish’s RV Holdings, LLC	8	$73,500,000	1.48%	$508,755	1.43%	2.97
National Veterinary Associates, Inc.	50	$71,010,000	1.43%	$552,693	1.55%	3.86
Western Smokehouse Partners, LLC	4	$68,148,000	1.37%	$585,051	1.64%	7.05
Dave & Buster’s, Inc.	6	$67,070,000	1.35%	$523,489	1.47%	3.28
Idaho Pacific US Intermediate Holding, LLC	3	$55,600,000	1.12%	$313,449	0.88%	1.75
KUEHG Corp.	36	$53,300,000	1.07%	$438,525	1.23%	2.20
Flanders CR Acquisition, Inc.	6	$50,720,000	1.02%	$345,726	0.97%	6.59
Sun Auto Tire & Service, Inc.	21	$46,645,000	0.94%	$297,364	0.84%	2.60
Alta Enterprises, LLC	14	$46,200,000	0.93%	$374,363	1.05%	2.40
Tru Fit Holdings, LLC	10	$45,050,000	0.91%	$360,180	1.01%	2.03
PF Purchaser Corp.	50	$42,710,000	0.86%	$308,716	0.87%	1.54
RMH Franchise Holdings, Inc.	16	$39,970,000	0.80%	$281,047	0.79%	1.41

I-A-1

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
CST Industries, Inc.	4	$38,900,000	0.78%	$300,920	0.85%	7.77
Titan Machinery Inc.	5	$38,070,000	0.76%	$274,261	0.77%	1.17
Evolve Growth Initiatives, LLC	15	$37,750,000	0.76%	$287,888	0.81%	3.02
Pace Industries Holdings, Inc.	9	$37,090,000	0.75%	$169,556	0.48%	1.96
Channelside Acquisition co, Inc.	18	$36,840,000	0.74%	$269,099	0.76%	4.14
Firebird Investment Company	5	$36,410,000	0.73%	$315,639	0.89%	2.15
The Sunshine House, Inc.	32	$35,820,000	0.72%	$310,766	0.87%	1.25
LBM Acquisition, LLC	13	$35,770,000	0.72%	$246,815	0.69%	0.12
US Fitness Holdings, LLC	3	$35,600,000	0.72%	$224,792	0.63%	2.30
Best Friends Pet Care Intermediate Holdings, Inc.	21	$35,597,000	0.72%	$281,055	0.79%	1.89
Triple Shift Entertainment, LLC	8	$33,740,000	0.68%	$248,135	0.70%	2.59
Cornerstone Building Brands, Inc.	10	$33,631,787	0.68%	$240,016	0.67%	1.99
Five Star Guarantor, Inc.	4	$33,200,000	0.67%	$226,115	0.64%	2.60
Gateway Plastics LLC	1	$32,950,000	0.66%	$222,859	0.63%	41.84
PetVet Care Centers, LLC	17	$32,550,000	0.65%	$261,118	0.73%	1.67
NR Automotive Inc.	16	$32,242,713	0.65%	$221,850	0.62%	1.93
Southeast Dental Partners, LLC	28	$31,520,000	0.63%	$185,090	0.52%	2.21
Children’s Learning Adventure USA, LLC	4	$31,250,000	0.63%	$142,310	0.40%	3.24
Indiana Liquor Holdings Inc.	43	$30,615,000	0.62%	$221,192	0.62%	6.64
Ox Industries Holding Co, LLC	3	$30,615,000	0.62%	$281,316	0.79%	10.07
Innovative Fluids, LLC	1	$30,000,000	0.60%	$230,947	0.65%	1.36
PAC LLC	1	$28,000,000	0.56%	$191,333	0.54%	1.58
BBQ Holdings, Inc.	6	$27,800,000	0.56%	$119,386	0.34%	3.15
Istituto Marangoni Miami, Inc.	1	$27,200,000	0.55%	$200,450	0.56%	1.64
Kids & Company, Ltd.	18	$27,070,000	0.54%	$173,667	0.49%	1.35
Redbuilt, LLC	3	$26,870,000	0.54%	$144,667	0.41%	18.24

I-A-2

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
SCGK Inc.	2	$26,555,000	0.53%	$221,782	0.62%	1.90
WDS Holdings, LLC	6	$25,790,000	0.52%	$192,898	0.54%	3.06
GenesisCare USA Holdings, Inc.	7	$25,270,000	0.51%	$204,802	0.58%	5.52
Corvidae, Inc.	3	$24,930,000	0.50%	$179,937	0.51%	2.44
Medical Management Resource Group, L.L.C.	7	$24,570,000	0.49%	$175,727	0.49%	2.63
FCA, LLC	6	$23,960,000	0.48%	$137,663	0.39%	3.52
TM Restaurant Group LLC	6	$22,880,000	0.46%	$174,398	0.49%	1.47
Copperweld Holdings, Inc.	1	$22,600,000	0.45%	$145,380	0.41%	34.26
On Deck Restaurant Group, LP	4	$21,929,000	0.44%	$140,146	0.39%	1.75
Foss Intermediate Holdings, LLC	7	$21,584,500	0.43%	$168,207	0.47%	4.06
Dow Healthcare Management, Inc.	1	$21,570,000	0.43%	$110,239	0.31%	22.43
Thunderbird Manufacturing, LLC	4	$21,320,000	0.43%	$152,982	0.43%	6.08
New Creations Child Care and Learning Center, LLC	7	$21,020,000	0.42%	$173,713	0.49%	1.33
Ruby Tuesday Operations LLC	13	$20,150,000	0.40%	$110,093	0.31%	1.87
Studio Movie Grill Holdings, LLC	2	$20,060,000	0.40%	$178,705	0.50%	1.23
IB Parks & Entertainment LLC	1	$19,750,000	0.40%	$79,799	0.22%	0.70
Pretium PKG Holdings, Inc.	1	$19,600,000	0.39%	$108,370	0.30%	10.17
Stars and Strikes, LLC	4	$19,500,000	0.39%	$143,510	0.40%	2.67
Soderstrom Intermediate Holdings, Inc.	4	$19,280,000	0.39%	$149,166	0.42%	0.90
Quick Quack Carwash Holdings, LLC	6	$18,930,000	0.38%	$0	0.00%	2.07
BWT, LLC	7	$18,900,000	0.38%	$143,804	0.40%	4.78
GT Technologies, Inc.	4	$18,210,000	0.37%	$129,456	0.36%	2.77
Gibson Brands, Inc.	2	$18,170,000	0.37%	$211,707	0.60%	1.59
SII Holding I Corporation	3	$17,970,000	0.36%	$130,789	0.37%	12.36
EL Academies, Inc.	8	$17,730,000	0.36%	$131,008	0.37%	2.18
Superior Huntingdon Holdings LLC	2	$17,650,000	0.35%	$127,500	0.36%	6.25

I-A-3

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
AdaptHealth LLC	1	$17,150,000	0.34%	$114,276	0.32%	3.77
LABL, Inc.	5	$17,040,000	0.34%	$131,774	0.37%	6.89
Valence ST Inc.	4	$16,750,286	0.34%	$127,588	0.36%	10.53
Exeter Image Holdings, LLC	3	$16,110,000	0.32%	$108,225	0.30%	5.65
West Star Aviation, LLC	1	$16,060,000	0.32%	$129,263	0.36%	7.46
Harbor Logistics, LLC	1	$16,010,000	0.32%	$114,971	0.32%	0.42
IBP Solutions, Inc.	2	$16,000,000	0.32%	$122,573	0.34%	5.49
Arthur H. Thomas Company	2	$15,920,000	0.32%	$109,810	0.31%	10.47
Michaels Stores, Inc.	2	$15,810,000	0.32%	$86,900	0.24%	1.24
Alco Manufacturing Holding Corporation	3	$15,715,000	0.32%	$117,512	0.33%	2.26
Patriot Erectors Holdings LLC	3	$15,580,000	0.31%	$117,003	0.33%	9.03
Piccadilly Holdings LLC	5	$15,387,777	0.31%	$109,727	0.31%	1.08
Bay Cast Holdings, LLC	2	$15,200,000	0.31%	$104,500	0.29%	2.24
Cooper’s Hawk Intermediate Holding, LLC	3	$15,125,000	0.30%	$160,032	0.45%	5.08
Electrical Source Holdings, LLC	3	$15,060,000	0.30%	$113,858	0.32%	6.49
Tabletrust Brands LLC	3	$15,000,000	0.30%	$109,978	0.31%	1.81
DWC Healthcare Holdings LLC	1	$14,900,000	0.30%	$100,619	0.28%	1.77
Four Corners Holdings, LLC	3	$14,600,000	0.29%	$123,280	0.35%	1.96
Incredible Pizza Co., Inc.	2	$14,500,000	0.29%	$126,021	0.35%	1.54
Wiscon Corp.	1	$14,160,000	0.28%	$97,711	0.27%	2.00
Furlani Foods, LLC	1	$14,000,000	0.28%	$82,084	0.23%	3.39
Pearl Street Dental Management, LLC	3	$14,000,000	0.28%	$78,156	0.22%	1.42
Other	420	$1,007,978,096	20.25%	$7,633,319	21.45%	3.44
N/R – Vacant	16	$32,890,000	0.66%	$0	0.00%	0.00

Total:	1,378	$4,977,715,648	100.00%	$35,579,606	100.00%	3.92

*	May not sum to total due to Property with multiple Leases

Columns may not sum due to rounding

(1)	For certain other properties where Unit FCCR is not available for the unit relating to the individual Mortgaged Property, FCCR is calculated on a corporate level.

I-A-4

SCHEDULE I-B

MORTGAGE LOANS

NONE.

I-B-1

SCHEDULE I-C

REPRESENTATIONS AND WARRANTIES EXCEPTION SCHEDULE

Pg. 63 (v)(i) the related Properties are not subject to any Leases other than the Leases (and the subleases and assignments as permitted thereunder) described in the Owned Property Schedule attached to the applicable Series Supplement and made a part hereof. No Person has any possessory interest in any Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder. The current Leases are in full force and effect and there are no material defaults thereunder by such Issuer or any Tenant. No rent (other than security deposits) has been paid more than one (1) month in advance of its due date. All material work to be performed by such Issuer under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by such Issuer to any Tenant has already been received by such Tenant. There has been no prior sale, transfer or assignment from such Issuer of any Property or Leases in the Collateral or hypothecation or pledge of any Lease or of the rents received therein, except for such hypothecations or pledges that have been released. Except as permitted under the Leases, no Tenant listed on the Owned Property Schedule attached to the applicable Series Supplement has assigned its Lease and no such Tenant holds its leased premises under assignment or sublease. Such Owned Property Schedule to the applicable Series Supplement sets forth a true and correct list of each Property that is subject to a Third Party Purchase Option or an option to terminate such Lease prior to the Rated Final Payment Date, together with the earliest date on which each such option may be exercised;

L0001604; P0001638 (Cajun Operating Company / Church’s Houston Holdings, LLC) Lessor has a right to partially terminate L0001604 (a large multi-property master lease) solely with respect to the Owned Property commonly known as 8926 Jensen Drive, Houston, TX (P0001638) upon at least thirty (30) days’ prior notice. Following any such partial termination, master lease L0001604 would be amended to remove such Owned Property and Tenant shall surrender possession of such Owned Property; however, the base annual rental due under master lease L0001604 would not be reduced.

I-C-1

SCHEDULE II

RESERVED

II-1

SCHEDULE III-A

SERIES 2016-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)
Series Closing Date	108,361,428.00
10/20/2026	108,078,122.00
11/20/2026	107,793,872.00
12/20/2026	107,508,674.00
1/20/2027	107,222,526.00
2/20/2027	106,935,424.00
3/20/2027	106,647,364.00
4/20/2027	—

III-A-1

SCHEDULE III-B

SERIES 2018-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
Series Closing Date	205,088,413.00	152,656,667.00
10/20/2026	204,898,413.00	152,520,000.00
11/20/2026	204,708,413.00	152,383,333.00
12/20/2026	204,518,413.00	152,246,667.00
1/20/2027	204,328,413.00	152,110,000.00
2/20/2027	204,138,413.00	151,973,333.00
3/20/2027	203,948,413.00	151,836,667.00
4/20/2027	203,758,413.00	151,700,000.00
5/20/2027	203,568,413.00	151,563,333.00
6/20/2027	203,378,413.00	151,426,667.00
7/20/2027	203,188,413.00	151,290,000.00
8/20/2027	202,998,413.00	151,153,333.00
9/20/2027	202,808,413.00	151,016,667.00
10/20/2027	—	—

III-B-PAGE

SCHEDULE III-C

SERIES 2019-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	228,058,887.00	131,353,304.00	155,000,000.00
10/20/2026	227,957,220.00	131,296,637.00	155,000,000.00
11/20/2026	227,855,553.00	131,239,970.00	155,000,000.00
12/20/2026	227,753,886.00	131,183,303.00	155,000,000.00
1/20/2027	227,652,219.00	131,126,636.00	155,000,000.00
2/20/2027	227,550,551.00	131,069,969.00	155,000,000.00
3/20/2027	227,448,884.00	131,013,301.00	155,000,000.00
4/20/2027	227,347,217.00	130,956,634.00	155,000,000.00
5/20/2027	227,245,550.00	130,899,967.00	155,000,000.00
6/20/2027	227,143,883.00	130,843,300.00	155,000,000.00
7/20/2027	227,042,216.00	130,786,633.00	155,000,000.00
8/20/2027	226,940,548.00	130,729,966.00	155,000,000.00
9/20/2027	226,838,881.00	130,673,298.00	155,000,000.00
10/20/2027	226,737,214.00	130,616,631.00	155,000,000.00
11/20/2027	226,635,547.00	130,559,964.00	155,000,000.00
12/20/2027	226,533,880.00	130,503,297.00	155,000,000.00
1/20/2028	226,432,213.00	130,446,630.00	155,000,000.00
2/20/2028	226,330,545.00	130,389,963.00	155,000,000.00
3/20/2028	226,228,878.00	130,333,295.00	155,000,000.00
4/20/2028	226,127,211.00	130,276,628.00	155,000,000.00
5/20/2028	226,025,544.00	130,219,961.00	155,000,000.00
6/20/2028	225,923,877.00	130,163,294.00	155,000,000.00
7/20/2028	225,822,210.00	130,106,627.00	155,000,000.00
8/20/2028	225,720,542.00	130,049,960.00	155,000,000.00
9/20/2028	225,618,875.00	129,993,292.00	155,000,000.00
10/20/2028	225,517,208.00	129,936,625.00	155,000,000.00
11/20/2028	225,415,541.00	129,879,958.00	155,000,000.00
12/20/2028	225,313,874.00	129,823,291.00	155,000,000.00
1/20/2029	225,212,207.00	129,766,624.00	155,000,000.00
2/20/2029	225,110,539.00	129,709,957.00	155,000,000.00
3/20/2029	225,008,872.00	129,653,289.00	155,000,000.00
4/20/2029	224,907,205.00	129,596,622.00	155,000,000.00
5/20/2029	224,805,538.00	129,539,955.00	155,000,000.00
6/20/2029	224,703,871.00	129,483,288.00	155,000,000.00
7/20/2029	224,602,204.00	129,426,621.00	155,000,000.00
8/20/2029	224,500,536.00	129,369,954.00	155,000,000.00
9/20/2029	224,398,869.00	129,313,287.00	155,000,000.00
10/20/2029	224,297,202.00	129,256,619.00	155,000,000.00
11/20/2029	224,195,535.00	129,199,952.00	155,000,000.00
12/20/2029	224,093,868.00	129,143,285.00	155,000,000.00
1/20/2030	223,992,201.00	129,086,618.00	155,000,000.00
2/20/2030	223,890,533.00	129,029,951.00	155,000,000.00
3/20/2030	223,788,866.00	128,973,284.00	155,000,000.00

III-C-1

Date	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
4/20/2030	223,687,199.00	128,916,616.00	155,000,000.00
5/20/2030	223,585,532.00	128,859,949.00	155,000,000.00
6/20/2030	223,483,865.00	128,803,282.00	155,000,000.00
7/20/2030	223,382,198.00	128,746,615.00	155,000,000.00
8/20/2030	223,280,530.00	128,689,948.00	155,000,000.00
9/20/2030	223,178,863.00	128,633,281.00	155,000,000.00
10/20/2030	223,077,196.00	128,576,613.00	155,000,000.00
11/20/2030	222,975,529.00	128,519,946.00	155,000,000.00
12/20/2030	222,873,862.00	128,463,279.00	155,000,000.00
1/20/2031	222,772,195.00	128,406,612.00	155,000,000.00
2/20/2031	222,670,527.00	128,349,945.00	155,000,000.00
3/20/2031	222,568,860.00	128,293,278.00	155,000,000.00
4/20/2031	222,467,193.00	128,236,610.00	155,000,000.00
5/20/2031	222,365,526.00	128,179,943.00	155,000,000.00
6/20/2031	222,263,859.00	128,123,276.00	155,000,000.00
7/20/2031	222,162,192.00	128,066,609.00	155,000,000.00
8/20/2031	222,060,524.00	128,009,942.00	155,000,000.00
9/20/2031	221,958,857.00	127,953,275.00	155,000,000.00
10/20/2031	221,857,190.00	127,896,607.00	155,000,000.00
11/20/2031	221,755,523.00	127,839,940.00	155,000,000.00
12/20/2031	221,653,856.00	127,783,273.00	155,000,000.00
1/20/2032	221,552,189.00	127,726,606.00	155,000,000.00
2/20/2032	221,450,521.00	127,669,939.00	155,000,000.00
3/20/2032	221,348,854.00	127,613,272.00	155,000,000.00
4/20/2032	221,247,187.00	127,556,604.00	155,000,000.00
5/20/2032	221,145,520.00	127,499,937.00	155,000,000.00
6/20/2032	221,043,853.00	127,443,270.00	155,000,000.00
7/20/2032	220,942,186.00	127,386,603.00	155,000,000.00
8/20/2032	220,840,518.00	127,329,936.00	155,000,000.00
9/20/2032	220,738,851.00	127,273,269.00	155,000,000.00
10/20/2032	220,637,184.00	127,216,601.00	155,000,000.00
11/20/2032	220,535,517.00	127,159,934.00	155,000,000.00
12/20/2032	220,433,850.00	127,103,267.00	155,000,000.00
1/20/2033	220,332,183.00	127,046,600.00	155,000,000.00
2/20/2033	220,230,515.00	126,989,933.00	155,000,000.00
3/20/2033	220,128,848.00	126,933,266.00	155,000,000.00
4/20/2033	220,027,181.00	126,876,598.00	155,000,000.00
5/20/2033	219,925,514.00	126,819,931.00	155,000,000.00
6/20/2033	219,823,847.00	126,763,264.00	155,000,000.00
7/20/2033	219,722,180.00	126,706,597.00	155,000,000.00
8/20/2033	219,620,512.00	126,649,930.00	155,000,000.00
9/20/2033	219,518,845.00	126,593,263.00	155,000,000.00
10/20/2033	219,417,178.00	126,536,595.00	155,000,000.00
11/20/2033	219,315,511.00	126,479,928.00	155,000,000.00
12/20/2033	219,213,844.00	126,423,261.00	155,000,000.00
1/20/2034	219,112,177.00	126,366,594.00	155,000,000.00
2/20/2034	219,010,509.00	126,309,927.00	155,000,000.00
3/20/2034	218,908,842.00	126,253,260.00	155,000,000.00
4/20/2034	218,807,175.00	126,196,592.00	155,000,000.00
5/20/2034	218,705,508.00	126,139,925.00	155,000,000.00
6/20/2034	218,603,841.00	126,083,258.00	155,000,000.00
7/20/2034	218,502,174.00	126,026,591.00	155,000,000.00

III-C-2

Date	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
8/20/2034	218,400,506.00	125,969,924.00	155,000,000.00
9/20/2034	218,298,839.00	125,913,257.00	155,000,000.00
10/20/2034	218,197,172.00	125,856,589.00	155,000,000.00
11/20/2034	—	—	—

III-C-3

SCHEDULE III-D

SERIES 2021-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	164,076,869.00	164,076,869.00	86,663,724.00	86,663,724.00	35,000,000.00
10/20/2026	164,006,660.00	164,006,660.00	86,626,640.00	86,626,640.00	35,000,000.00
11/20/2026	163,936,452.00	163,936,452.00	86,589,556.00	86,589,556.00	35,000,000.00
12/20/2026	163,866,243.00	163,866,243.00	86,552,472.00	86,552,472.00	35,000,000.00
1/20/2027	163,796,035.00	163,796,035.00	86,515,388.00	86,515,388.00	35,000,000.00
2/20/2027	163,725,826.00	163,725,826.00	86,478,304.00	86,478,304.00	35,000,000.00
3/20/2027	163,655,618.00	163,655,618.00	86,441,220.00	86,441,220.00	35,000,000.00
4/20/2027	163,585,409.00	163,585,409.00	86,404,136.00	86,404,136.00	35,000,000.00
5/20/2027	163,515,201.00	163,515,201.00	86,367,052.00	86,367,052.00	35,000,000.00
6/20/2027	163,444,992.00	163,444,992.00	86,329,968.00	86,329,968.00	35,000,000.00
7/20/2027	163,374,784.00	163,374,784.00	86,292,884.00	86,292,884.00	35,000,000.00
8/20/2027	163,304,575.00	163,304,575.00	86,255,800.00	86,255,800.00	35,000,000.00
9/20/2027	163,234,367.00	163,234,367.00	86,218,716.00	86,218,716.00	35,000,000.00
10/20/2027	163,164,158.00	163,164,158.00	86,181,632.00	86,181,632.00	35,000,000.00
11/20/2027	163,093,950.00	163,093,950.00	86,144,548.00	86,144,548.00	35,000,000.00
12/20/2027	163,023,741.00	163,023,741.00	86,107,464.00	86,107,464.00	35,000,000.00
1/20/2028	162,953,533.00	162,953,533.00	86,070,380.00	86,070,380.00	35,000,000.00
2/20/2028	162,883,324.00	162,883,324.00	86,033,296.00	86,033,296.00	35,000,000.00
3/20/2028	162,813,116.00	162,813,116.00	85,996,212.00	85,996,212.00	35,000,000.00
4/20/2028	162,742,907.00	162,742,907.00	85,959,128.00	85,959,128.00	35,000,000.00
5/20/2028	162,672,699.00	162,672,699.00	85,922,044.00	85,922,044.00	35,000,000.00
6/20/2028	—	162,602,490.00	—	85,884,960.00	35,000,000.00
7/20/2028	—	162,532,282.00	—	85,847,876.00	35,000,000.00
8/20/2028	—	162,462,073.00	—	85,810,792.00	35,000,000.00
9/20/2028	—	162,391,865.00	—	85,773,708.00	35,000,000.00
10/20/2028	—	162,321,656.00	—	85,736,624.00	35,000,000.00
11/20/2028	—	162,251,448.00	—	85,699,540.00	35,000,000.00
12/20/2028	—	162,181,239.00	—	85,662,456.00	35,000,000.00
1/20/2029	—	162,111,031.00	—	85,625,372.00	35,000,000.00
2/20/2029	—	162,040,822.00	—	85,588,288.00	35,000,000.00
3/20/2029	—	161,970,614.00	—	85,551,204.00	35,000,000.00
4/20/2029	—	161,900,405.00	—	85,514,120.00	35,000,000.00
5/20/2029	—	161,830,197.00	—	85,477,036.00	35,000,000.00
6/20/2029	—	161,759,988.00	—	85,439,952.00	35,000,000.00
7/20/2029	—	161,689,780.00	—	85,402,868.00	35,000,000.00
8/20/2029	—	161,619,571.00	—	85,365,784.00	35,000,000.00
9/20/2029	—	161,549,363.00	—	85,328,700.00	35,000,000.00
10/20/2029	—	161,479,154.00	—	85,291,616.00	35,000,000.00
11/20/2029	—	161,408,946.00	—	85,254,532.00	35,000,000.00
12/20/2029	—	161,338,737.00	—	85,217,448.00	35,000,000.00
1/20/2030	—	161,268,529.00	—	85,180,364.00	35,000,000.00
2/20/2030	—	161,198,320.00	—	85,143,280.00	35,000,000.00
3/20/2030	—	161,128,112.00	—	85,106,196.00	35,000,000.00
4/20/2030	—	161,057,903.00	—	85,069,112.00	35,000,000.00
5/20/2030	—	160,987,695.00	—	85,032,028.00	35,000,000.00
6/20/2030	—	160,917,486.00	—	84,994,944.00	35,000,000.00

III-D-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
7/20/2030	—	160,847,278.00	—	84,957,860.00	35,000,000.00
8/20/2030	—	160,777,069.00	—	84,920,776.00	35,000,000.00
9/20/2030	—	160,706,861.00	—	84,883,692.00	35,000,000.00
10/20/2030	—	160,636,652.00	—	84,846,608.00	35,000,000.00
11/20/2030	—	160,566,444.00	—	84,809,524.00	35,000,000.00
12/20/2030	—	160,496,235.00	—	84,772,440.00	35,000,000.00
1/20/2031	—	160,426,027.00	—	84,735,356.00	35,000,000.00
2/20/2031	—	160,355,818.00	—	84,698,272.00	35,000,000.00
3/20/2031	—	160,285,610.00	—	84,661,188.00	35,000,000.00
4/20/2031	—	160,215,401.00	—	84,624,104.00	35,000,000.00
5/20/2031	—	160,145,193.00	—	84,587,020.00	35,000,000.00
6/20/2031	—	160,074,984.00	—	84,549,936.00	35,000,000.00
7/20/2031	—	160,004,776.00	—	84,512,852.00	35,000,000.00
8/20/2031	—	159,934,567.00	—	84,475,768.00	35,000,000.00
9/20/2031	—	159,864,359.00	—	84,438,684.00	35,000,000.00
10/20/2031	—	159,794,150.00	—	84,401,600.00	35,000,000.00
11/20/2031	—	159,723,942.00	—	84,364,516.00	35,000,000.00
12/20/2031	—	159,653,733.00	—	84,327,432.00	35,000,000.00
1/20/2032	—	159,583,525.00	—	84,290,348.00	35,000,000.00
2/20/2032	—	159,513,316.00	—	84,253,264.00	35,000,000.00
3/20/2032	—	159,443,108.00	—	84,216,180.00	35,000,000.00
4/20/2032	—	159,372,899.00	—	84,179,096.00	35,000,000.00
5/20/2032	—	159,302,691.00	—	84,142,012.00	35,000,000.00
6/20/2032	—	159,232,482.00	—	84,104,928.00	35,000,000.00
7/20/2032	—	159,162,274.00	—	84,067,844.00	35,000,000.00
8/20/2032	—	159,092,065.00	—	84,030,760.00	35,000,000.00
9/20/2032	—	159,021,857.00	—	83,993,676.00	35,000,000.00
10/20/2032	—	158,951,648.00	—	83,956,592.00	35,000,000.00
11/20/2032	—	158,881,440.00	—	83,919,508.00	35,000,000.00
12/20/2032	—	158,811,231.00	—	83,882,424.00	35,000,000.00
1/20/2033	—	158,741,023.00	—	83,845,340.00	35,000,000.00
2/20/2033	—	158,670,814.00	—	83,808,256.00	35,000,000.00
3/20/2033	—	158,600,606.00	—	83,771,172.00	35,000,000.00
4/20/2033	—	158,530,397.00	—	83,734,088.00	35,000,000.00
5/20/2033	—	158,460,189.00	—	83,697,004.00	35,000,000.00
6/20/2033	—	—	—	—	—

III-D-2

SCHEDULE III-E

SERIES 2024-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)
Series Closing Date	73,500,999.00	257,451,081.00	25,290,665.00	88,319,745.00
10/20/2026	73,469,999.00	257,342,497.00	25,279,998.00	88,282,494.00
11/20/2026	73,438,999.00	257,233,913.00	25,269,331.00	88,245,243.00
12/20/2026	73,407,999.00	257,125,329.00	25,258,664.00	88,207,992.00
1/20/2027	73,376,999.00	257,016,745.00	25,247,997.00	88,170,741.00
2/20/2027	73,345,999.00	256,908,161.00	25,237,330.00	88,133,490.00
3/20/2027	73,314,998.00	256,799,578.00	25,226,663.00	88,096,239.00
4/20/2027	73,283,998.00	256,690,994.00	25,215,996.00	88,058,988.00
5/20/2027	73,252,998.00	256,582,410.00	25,205,329.00	88,021,737.00
6/20/2027	73,221,998.00	256,473,826.00	25,194,663.00	87,984,485.00
7/20/2027	73,190,998.00	256,365,242.00	25,183,996.00	87,947,234.00
8/20/2027	73,159,998.00	256,256,658.00	25,173,329.00	87,909,983.00
9/20/2027	73,128,997.00	256,148,075.00	25,162,662.00	87,872,732.00
10/20/2027	73,097,997.00	256,039,491.00	25,151,995.00	87,835,481.00
11/20/2027	73,066,997.00	255,930,907.00	25,141,328.00	87,798,230.00
12/20/2027	73,035,997.00	255,822,323.00	25,130,661.00	87,760,979.00
1/20/2028	73,004,997.00	255,713,739.00	25,119,994.00	87,723,728.00
2/20/2028	72,973,997.00	255,605,155.00	25,109,327.00	87,686,477.00
3/20/2028	72,942,997.00	255,496,571.00	25,098,660.00	87,649,226.00
4/20/2028	72,911,996.00	255,387,988.00	25,087,993.00	87,611,975.00
5/20/2028	72,880,996.00	255,279,404.00	25,077,326.00	87,574,724.00
6/20/2028	72,849,996.00	255,170,820.00	25,066,659.00	87,537,473.00
7/20/2028	72,818,996.00	255,062,236.00	25,055,992.00	87,500,222.00
8/20/2028	72,787,996.00	254,953,652.00	25,045,325.00	87,462,971.00
9/20/2028	72,756,996.00	254,845,068.00	25,034,658.00	87,425,720.00
10/20/2028	72,725,996.00	254,736,484.00	25,023,991.00	87,388,469.00
11/20/2028	72,694,995.00	254,627,901.00	25,013,324.00	87,351,218.00
12/20/2028	72,663,995.00	254,519,317.00	25,002,657.00	87,313,967.00
1/20/2029	72,632,995.00	254,410,733.00	24,991,990.00	87,276,716.00
2/20/2029	72,601,995.00	254,302,149.00	24,981,323.00	87,239,465.00
3/20/2029	72,570,995.00	254,193,565.00	24,970,656.00	87,202,214.00
4/20/2029	—	254,084,981.00	—	87,164,963.00
5/20/2029	—	253,976,397.00	—	87,127,712.00
6/20/2029	—	253,867,814.00	—	87,090,461.00
7/20/2029	—	253,759,230.00	—	87,053,210.00
8/20/2029	—	253,650,646.00	—	87,015,959.00
9/20/2029	—	253,542,062.00	—	86,978,708.00
10/20/2029	—	253,433,478.00	—	86,941,456.00
11/20/2029	—	253,324,894.00	—	86,904,205.00
12/20/2029	—	253,216,311.00	—	86,866,954.00
1/20/2030	—	253,107,727.00	—	86,829,703.00
2/20/2030	—	252,999,143.00	—	86,792,452.00
3/20/2030	—	252,890,559.00	—	86,755,201.00
4/20/2030	—	252,781,975.00	—	86,717,950.00

III-E-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)
5/20/2030	—	252,673,391.00	—	86,680,699.00
6/20/2030	—	252,564,807.00	—	86,643,448.00
7/20/2030	—	252,456,224.00	—	86,606,197.00
8/20/2030	—	252,347,640.00	—	86,568,946.00
9/20/2030	—	252,239,056.00	—	86,531,695.00
10/20/2030	—	252,130,472.00	—	86,494,444.00
11/20/2030	—	252,021,888.00	—	86,457,193.00
12/20/2030	—	251,913,304.00	—	86,419,942.00
1/20/2031	—	251,804,720.00	—	86,382,691.00
2/20/2031	—	251,696,137.00	—	86,345,440.00
3/20/2031	—	251,587,553.00	—	86,308,189.00
4/20/2031	—	—	—	—

III-E-2

SCHEDULE III-F

SERIES 2025-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (AA) Principal Balance ($)	Scheduled Class A-6 (AA) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	106,664,000.00	266,660,000.00	159,996,000.00	17,711,000.00	44,277,500.00	26,566,500.00	20,000,000.00
10/20/2026	106,619,333.00	266,548,334.00	159,929,000.00	17,703,583.00	44,258,959.00	26,555,375.00	20,000,000.00
11/20/2026	106,574,667.00	266,436,667.00	159,862,000.00	17,696,167.00	44,240,417.00	26,544,250.00	20,000,000.00
12/20/2026	106,530,000.00	266,325,000.00	159,795,000.00	17,688,750.00	44,221,875.00	26,533,125.00	20,000,000.00
1/20/2027	106,485,333.00	266,213,334.00	159,728,000.00	17,681,333.00	44,203,334.00	26,522,000.00	20,000,000.00
2/20/2027	106,440,667.00	266,101,667.00	159,661,000.00	17,673,917.00	44,184,792.00	26,510,875.00	20,000,000.00
3/20/2027	106,396,000.00	265,990,000.00	159,594,000.00	17,666,500.00	44,166,250.00	26,499,750.00	20,000,000.00
4/20/2027	106,351,333.00	265,878,334.00	159,527,000.00	17,659,083.00	44,147,709.00	26,488,625.00	20,000,000.00
5/20/2027	106,306,667.00	265,766,667.00	159,460,000.00	17,651,667.00	44,129,167.00	26,477,500.00	20,000,000.00
6/20/2027	106,262,000.00	265,655,000.00	159,393,000.00	17,644,250.00	44,110,625.00	26,466,375.00	20,000,000.00
7/20/2027	106,217,333.00	265,543,334.00	159,326,000.00	17,636,833.00	44,092,084.00	26,455,250.00	20,000,000.00
8/20/2027	106,172,667.00	265,431,667.00	159,259,000.00	17,629,417.00	44,073,542.00	26,444,125.00	20,000,000.00
9/20/2027	106,128,000.00	265,320,000.00	159,192,000.00	17,622,000.00	44,055,000.00	26,433,000.00	20,000,000.00
10/20/2027	106,083,333.00	265,208,333.00	159,125,000.00	17,614,583.00	44,036,458.00	26,421,875.00	20,000,000.00
11/20/2027	106,038,666.00	265,096,666.00	159,058,000.00	17,607,166.00	44,017,916.00	26,410,750.00	20,000,000.00
12/20/2027	105,994,000.00	264,984,999.00	158,990,999.00	17,599,750.00	43,999,374.00	26,399,624.00	20,000,000.00
1/20/2028	105,949,333.00	264,873,332.00	158,923,999.00	17,592,333.00	43,980,832.00	26,388,499.00	20,000,000.00
2/20/2028	105,904,666.00	264,761,665.00	158,856,999.00	17,584,916.00	43,962,290.00	26,377,374.00	20,000,000.00
3/20/2028	105,859,999.00	264,649,998.00	158,789,999.00	17,577,499.00	43,943,748.00	26,366,249.00	20,000,000.00
4/20/2028	105,815,332.00	264,538,331.00	158,722,999.00	17,570,082.00	43,925,206.00	26,355,124.00	20,000,000.00
5/20/2028	105,770,666.00	264,426,664.00	158,655,998.00	17,562,666.00	43,906,664.00	26,343,998.00	20,000,000.00
6/20/2028	105,725,999.00	264,314,997.00	158,588,998.00	17,555,249.00	43,888,122.00	26,332,873.00	20,000,000.00
7/20/2028	105,681,332.00	264,203,330.00	158,521,998.00	17,547,832.00	43,869,580.00	26,321,748.00	20,000,000.00
8/20/2028	105,636,665.00	264,091,663.00	158,454,998.00	17,540,415.00	43,851,038.00	26,310,623.00	20,000,000.00
9/20/2028	105,591,998.00	263,979,996.00	158,387,998.00	17,532,998.00	43,832,496.00	26,299,498.00	20,000,000.00
10/20/2028	105,547,332.00	263,868,329.00	158,320,997.00	17,525,582.00	43,813,954.00	26,288,372.00	20,000,000.00

III-F-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (AA) Principal Balance ($)	Scheduled Class A-6 (AA) Principal Balance ($)	Scheduled Class B Principal Balance ($)
11/20/2028	105,502,665.00	263,756,662.00	158,253,997.00	17,518,165.00	43,795,412.00	26,277,247.00	20,000,000.00
12/20/2028	105,457,998.00	263,644,995.00	158,186,997.00	17,510,748.00	43,776,870.00	26,266,122.00	20,000,000.00
1/20/2029	105,413,331.00	263,533,328.00	158,119,997.00	17,503,331.00	43,758,328.00	26,254,997.00	20,000,000.00
2/20/2029	105,368,664.00	263,421,661.00	158,052,997.00	17,495,914.00	43,739,786.00	26,243,872.00	20,000,000.00
3/20/2029	105,323,998.00	263,309,994.00	157,985,996.00	17,488,498.00	43,721,244.00	26,232,746.00	20,000,000.00
4/20/2029	105,279,331.00	263,198,327.00	157,918,996.00	17,481,081.00	43,702,702.00	26,221,621.00	20,000,000.00
5/20/2029	105,234,664.00	263,086,660.00	157,851,996.00	17,473,664.00	43,684,160.00	26,210,496.00	20,000,000.00
6/20/2029	105,189,997.00	262,974,993.00	157,784,996.00	17,466,247.00	43,665,618.00	26,199,371.00	20,000,000.00
7/20/2029	105,145,330.00	262,863,326.00	157,717,996.00	17,458,830.00	43,647,076.00	26,188,246.00	20,000,000.00
8/20/2029	105,100,664.00	262,751,659.00	157,650,995.00	17,451,414.00	43,628,534.00	26,177,120.00	20,000,000.00
9/20/2029	105,055,997.00	262,639,992.00	157,583,995.00	17,443,997.00	43,609,992.00	26,165,995.00	20,000,000.00
10/20/2029	105,011,330.00	262,528,325.00	157,516,995.00	17,436,580.00	43,591,450.00	26,154,870.00	20,000,000.00
11/20/2029	104,966,663.00	262,416,658.00	157,449,995.00	17,429,163.00	43,572,908.00	26,143,745.00	20,000,000.00
12/20/2029	104,921,996.00	262,304,991.00	157,382,995.00	17,421,746.00	43,554,366.00	26,132,620.00	20,000,000.00
1/20/2030	104,877,330.00	262,193,324.00	157,315,994.00	17,414,330.00	43,535,824.00	26,121,494.00	20,000,000.00
2/20/2030	104,832,663.00	262,081,657.00	157,248,994.00	17,406,913.00	43,517,282.00	26,110,369.00	20,000,000.00
3/20/2030	104,787,996.00	261,969,990.00	157,181,994.00	17,399,496.00	43,498,740.00	26,099,244.00	20,000,000.00
4/20/2030	104,743,329.00	261,858,323.00	157,114,994.00	17,392,079.00	43,480,198.00	26,088,119.00	20,000,000.00
5/20/2030	104,698,662.00	261,746,656.00	157,047,994.00	17,384,662.00	43,461,656.00	26,076,994.00	20,000,000.00
6/20/2030	104,653,996.00	261,634,989.00	156,980,993.00	17,377,246.00	43,443,114.00	26,065,868.00	20,000,000.00
7/20/2030	104,609,329.00	261,523,322.00	156,913,993.00	17,369,829.00	43,424,572.00	26,054,743.00	20,000,000.00
8/20/2030	104,564,662.00	261,411,655.00	156,846,993.00	17,362,412.00	43,406,030.00	26,043,618.00	20,000,000.00
9/20/2030	—	261,299,988.00	156,779,993.00	—	43,387,488.00	26,032,493.00	20,000,000.00
10/20/2030	—	261,188,321.00	156,712,993.00	—	43,368,946.00	26,021,368.00	20,000,000.00
11/20/2030	—	261,076,654.00	156,645,992.00	—	43,350,404.00	26,010,242.00	20,000,000.00
12/20/2030	—	260,964,987.00	156,578,992.00	—	43,331,862.00	25,999,117.00	20,000,000.00
1/20/2031	—	260,853,320.00	156,511,992.00	—	43,313,320.00	25,987,992.00	20,000,000.00
2/20/2031	—	260,741,653.00	156,444,992.00	—	43,294,778.00	25,976,867.00	20,000,000.00
3/20/2031	—	260,629,986.00	156,377,992.00	—	43,276,236.00	25,965,742.00	20,000,000.00
4/20/2031	—	260,518,319.00	156,310,991.00	—	43,257,694.00	25,954,616.00	20,000,000.00
5/20/2031	—	260,406,652.00	156,243,991.00	—	43,239,152.00	25,943,491.00	20,000,000.00
6/20/2031	—	260,294,985.00	156,176,991.00	—	43,220,610.00	25,932,366.00	20,000,000.00

III-F-2

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (AA) Principal Balance ($)	Scheduled Class A-6 (AA) Principal Balance ($)	Scheduled Class B Principal Balance ($)
7/20/2031	—	260,183,318.00	156,109,991.00	—	43,202,068.00	25,921,241.00	20,000,000.00
8/20/2031	—	260,071,651.00	156,042,991.00	—	43,183,526.00	25,910,116.00	20,000,000.00
9/20/2031	—	259,959,984.00	155,975,990.00	—	43,164,984.00	25,898,990.00	20,000,000.00
10/20/2031	—	259,848,317.00	155,908,990.00	—	43,146,442.00	25,887,865.00	20,000,000.00
11/20/2031	—	259,736,650.00	155,841,990.00	—	43,127,900.00	25,876,740.00	20,000,000.00
12/20/2031	—	259,624,983.00	155,774,990.00	—	43,109,358.00	25,865,615.00	20,000,000.00
1/20/2032	—	259,513,316.00	155,707,990.00	—	43,090,816.00	25,854,490.00	20,000,000.00
2/20/2032	—	259,401,649.00	155,640,989.00	—	43,072,274.00	25,843,364.00	20,000,000.00
3/20/2032	—	259,289,982.00	155,573,989.00	—	43,053,732.00	25,832,239.00	20,000,000.00
4/20/2032	—	259,178,315.00	155,506,989.00	—	43,035,190.00	25,821,114.00	20,000,000.00
5/20/2032	—	259,066,648.00	155,439,989.00	—	43,016,648.00	25,809,989.00	20,000,000.00
6/20/2032	—	258,954,981.00	155,372,989.00	—	42,998,106.00	25,798,864.00	20,000,000.00
7/20/2032	—	258,843,314.00	155,305,988.00	—	42,979,564.00	25,787,738.00	20,000,000.00
8/20/2032	—	258,731,647.00	155,238,988.00	—	42,961,022.00	25,776,613.00	20,000,000.00
9/20/2032	—	—	155,171,988.00	—	—	25,765,488.00	20,000,000.00
10/20/2032	—	—	155,104,988.00	—	—	25,754,363.00	20,000,000.00
11/20/2032	—	—	155,037,988.00	—	—	25,743,238.00	20,000,000.00
12/20/2032	—	—	154,970,987.00	—	—	25,732,112.00	20,000,000.00
1/20/2033	—	—	154,903,987.00	—	—	25,720,987.00	20,000,000.00
2/20/2033	—	—	154,836,987.00	—	—	25,709,862.00	20,000,000.00
3/20/2033	—	—	154,769,987.00	—	—	25,698,737.00	20,000,000.00
4/20/2033	—	—	154,702,987.00	—	—	25,687,612.00	20,000,000.00
5/20/2033	—	—	154,635,986.00	—	—	25,676,486.00	20,000,000.00
6/20/2033	—	—	154,568,986.00	—	—	25,665,361.00	20,000,000.00
7/20/2033	—	—	154,501,986.00	—	—	25,654,236.00	20,000,000.00
8/20/2033	—	—	154,434,986.00	—	—	25,643,111.00	20,000,000.00
9/20/2033	—	—	154,367,986.00	—	—	25,631,986.00	20,000,000.00
10/20/2033	—	—	154,300,985.00	—	—	25,620,860.00	20,000,000.00
11/20/2033	—	—	154,233,985.00	—	—	25,609,735.00	20,000,000.00
12/20/2033	—	—	154,166,985.00	—	—	25,598,610.00	20,000,000.00
1/20/2034	—	—	154,099,985.00	—	—	25,587,485.00	20,000,000.00
2/20/2034	—	—	154,032,985.00	—	—	25,576,360.00	20,000,000.00

III-F-3

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (AA) Principal Balance ($)	Scheduled Class A-6 (AA) Principal Balance ($)	Scheduled Class B Principal Balance ($)
3/20/2034	—	—	153,965,984.00	—	—	25,565,234.00	20,000,000.00
4/20/2034	—	—	153,898,984.00	—	—	25,554,109.00	20,000,000.00
5/20/2034	—	—	153,831,984.00	—	—	25,542,984.00	20,000,000.00
6/20/2034	—	—	153,764,984.00	—	—	25,531,859.00	20,000,000.00
7/20/2034	—	—	153,697,984.00	—	—	25,520,734.00	20,000,000.00
8/20/2034	—	—	153,630,983.00	—	—	25,509,608.00	20,000,000.00
9/20/2034	—	—	153,563,983.00	—	—	25,498,483.00	20,000,000.00
10/20/2034	—	—	153,496,983.00	—	—	25,487,358.00	20,000,000.00
11/20/2034	—	—	153,429,983.00	—	—	25,476,233.00	20,000,000.00
12/20/2034	—	—	153,362,983.00	—	—	25,465,108.00	20,000,000.00
1/20/2035	—	—	153,295,982.00	—	—	25,453,982.00	20,000,000.00
2/20/2035	—	—	153,228,982.00	—	—	25,442,857.00	20,000,000.00
3/20/2035	—	—	153,161,982.00	—	—	25,431,732.00	20,000,000.00
4/20/2035	—	—	153,094,982.00	—	—	25,420,607.00	20,000,000.00
5/20/2035	—	—	153,027,982.00	—	—	25,409,482.00	20,000,000.00
6/20/2035	—	—	152,960,981.00	—	—	25,398,356.00	20,000,000.00
7/20/2035	—	—	152,893,981.00	—	—	25,387,231.00	20,000,000.00
8/20/2035	—	—	152,826,981.00	—	—	25,376,106.00	20,000,000.00
9/20/2035	—	—	—	—	—	—	—

III-F-4

SCHEDULE III-G

SERIES 2026-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	242,595,000.00	242,595,000.00	40,432,500.00	40,432,500.00	22,000,000.00
10/20/2026	242,493,750.00	242,493,750.00	40,415,625.00	40,415,625.00	22,000,000.00
11/20/2026	242,392,500.00	242,392,500.00	40,398,750.00	40,398,750.00	22,000,000.00
12/20/2026	242,291,250.00	242,291,250.00	40,381,875.00	40,381,875.00	22,000,000.00
1/20/2027	242,190,000.00	242,190,000.00	40,365,000.00	40,365,000.00	22,000,000.00
2/20/2027	242,088,750.00	242,088,750.00	40,348,125.00	40,348,125.00	22,000,000.00
3/20/2027	241,987,500.00	241,987,500.00	40,331,250.00	40,331,250.00	22,000,000.00
4/20/2027	241,886,250.00	241,886,250.00	40,314,375.00	40,314,375.00	22,000,000.00
5/20/2027	241,785,000.00	241,785,000.00	40,297,500.00	40,297,500.00	22,000,000.00
6/20/2027	241,683,750.00	241,683,750.00	40,280,625.00	40,280,625.00	22,000,000.00
7/20/2027	241,582,500.00	241,582,500.00	40,263,750.00	40,263,750.00	22,000,000.00
8/20/2027	241,481,250.00	241,481,250.00	40,246,875.00	40,246,875.00	22,000,000.00
9/20/2027	241,380,000.00	241,380,000.00	40,230,000.00	40,230,000.00	22,000,000.00
10/20/2027	241,278,750.00	241,278,750.00	40,213,125.00	40,213,125.00	22,000,000.00
11/20/2027	241,177,500.00	241,177,500.00	40,196,250.00	40,196,250.00	22,000,000.00
12/20/2027	241,076,250.00	241,076,250.00	40,179,375.00	40,179,375.00	22,000,000.00
1/20/2028	240,975,000.00	240,975,000.00	40,162,500.00	40,162,500.00	22,000,000.00
2/20/2028	240,873,750.00	240,873,750.00	40,145,625.00	40,145,625.00	22,000,000.00
3/20/2028	240,772,500.00	240,772,500.00	40,128,750.00	40,128,750.00	22,000,000.00
4/20/2028	240,671,250.00	240,671,250.00	40,111,875.00	40,111,875.00	22,000,000.00
5/20/2028	240,570,000.00	240,570,000.00	40,095,000.00	40,095,000.00	22,000,000.00
6/20/2028	240,468,750.00	240,468,750.00	40,078,125.00	40,078,125.00	22,000,000.00
7/20/2028	240,367,500.00	240,367,500.00	40,061,249.00	40,061,249.00	22,000,000.00
8/20/2028	240,266,250.00	240,266,250.00	40,044,374.00	40,044,374.00	22,000,000.00
9/20/2028	240,165,000.00	240,165,000.00	40,027,498.00	40,027,498.00	22,000,000.00
10/20/2028	240,063,750.00	240,063,750.00	40,010,623.00	40,010,623.00	22,000,000.00
11/20/2028	239,962,500.00	239,962,500.00	39,993,747.00	39,993,747.00	22,000,000.00
12/20/2028	239,861,250.00	239,861,250.00	39,976,872.00	39,976,872.00	22,000,000.00
1/20/2029	239,760,000.00	239,760,000.00	39,959,996.00	39,959,996.00	22,000,000.00
2/20/2029	239,658,750.00	239,658,750.00	39,943,121.00	39,943,121.00	22,000,000.00
3/20/2029	239,557,500.00	239,557,500.00	39,926,245.00	39,926,245.00	22,000,000.00
4/20/2029	239,456,250.00	239,456,250.00	39,909,370.00	39,909,370.00	22,000,000.00
5/20/2029	239,355,000.00	239,355,000.00	39,892,494.00	39,892,494.00	22,000,000.00
6/20/2029	239,253,750.00	239,253,750.00	39,875,619.00	39,875,619.00	22,000,000.00
7/20/2029	239,152,500.00	239,152,500.00	39,858,743.00	39,858,743.00	22,000,000.00
8/20/2029	239,051,250.00	239,051,250.00	39,841,868.00	39,841,868.00	22,000,000.00
9/20/2029	238,950,000.00	238,950,000.00	39,824,992.00	39,824,992.00	22,000,000.00
10/20/2029	238,848,750.00	238,848,750.00	39,808,117.00	39,808,117.00	22,000,000.00
11/20/2029	238,747,500.00	238,747,500.00	39,791,241.00	39,791,241.00	22,000,000.00
12/20/2029	238,646,250.00	238,646,250.00	39,774,366.00	39,774,366.00	22,000,000.00
1/20/2030	238,545,000.00	238,545,000.00	39,757,490.00	39,757,490.00	22,000,000.00
2/20/2030	238,443,750.00	238,443,750.00	39,740,615.00	39,740,615.00	22,000,000.00

III-G-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class B Principal Balance ($)
3/20/2030	238,342,500.00	238,342,500.00	39,723,739.00	39,723,739.00	22,000,000.00
4/20/2030	238,241,250.00	238,241,250.00	39,706,864.00	39,706,864.00	22,000,000.00
5/20/2030	238,140,000.00	238,140,000.00	39,689,988.00	39,689,988.00	22,000,000.00
6/20/2030	238,038,750.00	238,038,750.00	39,673,113.00	39,673,113.00	22,000,000.00
7/20/2030	237,937,500.00	237,937,500.00	39,656,237.00	39,656,237.00	22,000,000.00
8/20/2030	237,836,250.00	237,836,250.00	39,639,362.00	39,639,362.00	22,000,000.00
9/20/2030	237,735,000.00	237,735,000.00	39,622,486.00	39,622,486.00	22,000,000.00
10/20/2030	237,633,750.00	237,633,750.00	39,605,611.00	39,605,611.00	22,000,000.00
11/20/2030	237,532,500.00	237,532,500.00	39,588,735.00	39,588,735.00	22,000,000.00
12/20/2030	237,431,250.00	237,431,250.00	39,571,860.00	39,571,860.00	22,000,000.00
1/20/2031	237,330,000.00	237,330,000.00	39,554,984.00	39,554,984.00	22,000,000.00
2/20/2031	237,228,750.00	237,228,750.00	39,538,109.00	39,538,109.00	22,000,000.00
3/20/2031	237,127,500.00	237,127,500.00	39,521,233.00	39,521,233.00	22,000,000.00
4/20/2031	237,026,250.00	237,026,250.00	39,504,358.00	39,504,358.00	22,000,000.00
5/20/2031	236,925,000.00	236,925,000.00	39,487,482.00	39,487,482.00	22,000,000.00
6/20/2031	236,823,750.00	236,823,750.00	39,470,607.00	39,470,607.00	22,000,000.00
7/20/2031	236,722,500.00	236,722,500.00	39,453,731.00	39,453,731.00	22,000,000.00
8/20/2031	236,621,250.00	236,621,250.00	39,436,856.00	39,436,856.00	22,000,000.00
9/20/2031	236,520,000.00	236,520,000.00	39,419,980.00	39,419,980.00	22,000,000.00
10/20/2031	236,418,750.00	236,418,750.00	39,403,105.00	39,403,105.00	22,000,000.00
11/20/2031	236,317,500.00	236,317,500.00	39,386,229.00	39,386,229.00	22,000,000.00
12/20/2031	236,216,250.00	236,216,250.00	39,369,354.00	39,369,354.00	22,000,000.00
1/20/2032	236,115,000.00	236,115,000.00	39,352,478.00	39,352,478.00	22,000,000.00
2/20/2032	236,013,750.00	236,013,750.00	39,335,603.00	39,335,603.00	22,000,000.00
3/20/2032	—	235,912,500.00	—	39,318,727.00	22,000,000.00
4/20/2032	—	235,811,250.00	—	39,301,851.00	22,000,000.00
5/20/2032	—	235,710,000.00	—	39,284,976.00	22,000,000.00
6/20/2032	—	235,608,750.00	—	39,268,101.00	22,000,000.00
7/20/2032	—	235,507,500.00	—	39,251,225.00	22,000,000.00
8/20/2032	—	235,406,250.00	—	39,234,349.00	22,000,000.00
9/20/2032	—	235,305,000.00	—	39,217,474.00	22,000,000.00
10/20/2032	—	235,203,750.00	—	39,200,599.00	22,000,000.00
11/20/2032	—	235,102,500.00	—	39,183,723.00	22,000,000.00
12/20/2032	—	235,001,250.00	—	39,166,848.00	22,000,000.00
1/20/2033	—	234,900,000.00	—	39,149,972.00	22,000,000.00
2/20/2033	—	234,798,750.00	—	39,133,096.00	22,000,000.00
3/20/2033	—	234,697,500.00	—	39,116,221.00	22,000,000.00
4/20/2033	—	234,596,250.00	—	39,099,346.00	22,000,000.00
5/20/2033	—	—	—	—	—

III-G-2

SCHEDULE III-H

SERIES 2026-2 CLASS A-1 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
Series Closing Date	317,000,000.00
10/20/2026	316,867,917.00
11/20/2026	316,735,833.00
12/20/2026	316,603,750.00
1/20/2027	316,471,667.00
2/20/2027	316,339,583.00
3/20/2027	316,207,500.00
4/20/2027	316,075,417.00
5/20/2027	315,943,333.00
6/20/2027	315,811,250.00
7/20/2027	315,679,167.00
8/20/2027	315,547,083.00
9/20/2027	315,415,000.00
10/20/2027	315,282,917.00
11/20/2027	315,150,833.00
12/20/2027	315,018,750.00
1/20/2028	314,886,667.00
2/20/2028	314,754,583.00
3/20/2028	314,622,500.00
4/20/2028	314,490,417.00
5/20/2028	314,358,333.00
6/20/2028	314,226,250.00
7/20/2028	314,094,167.00
8/20/2028	313,962,083.00
9/20/2028	313,830,000.00
10/20/2028	313,697,917.00
11/20/2028	313,565,833.00
12/20/2028	313,433,750.00
1/20/2029	313,301,667.00
2/20/2029	313,169,583.00
3/20/2029	313,037,500.00
4/20/2029	312,905,417.00
5/20/2029	312,773,333.00
6/20/2029	312,641,250.00
7/20/2029	312,509,167.00
8/20/2029	312,377,083.00
9/20/2029	312,245,000.00
10/20/2029	312,112,917.00
11/20/2029	311,980,833.00
12/20/2029	311,848,750.00
1/20/2030	311,716,667.00
2/20/2030	311,584,583.00
3/20/2030	311,452,500.00
4/20/2030	311,320,417.00
5/20/2030	311,188,333.00
6/20/2030	311,056,250.00
7/20/2030	310,924,167.00
8/20/2030	310,792,083.00

III-H-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
9/20/2030	310,660,000.00
10/20/2030	310,527,917.00
11/20/2030	310,395,833.00
12/20/2030	310,263,750.00
1/20/2031	310,131,667.00
2/20/2031	309,999,583.00
3/20/2031	309,867,500.00
4/20/2031	309,735,417.00
5/20/2031	309,603,333.00
6/20/2031	309,471,250.00
7/20/2031	309,339,167.00
8/20/2031	309,207,083.00
9/20/2031	309,075,000.00
10/20/2031	308,942,917.00
11/20/2031	308,810,833.00
12/20/2031	308,678,750.00
1/20/2032	308,546,667.00
2/20/2032	308,414,583.00
3/20/2032	308,282,500.00
4/20/2032	308,150,417.00
5/20/2032	308,018,333.00
6/20/2032	—

III-H-2

SCHEDULE III-I

SERIES 2026-2 CLASS A-1-P (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1-P (AAA) Principal Balance ($)
Series Closing Date	133,000,000.00
10/20/2026	132,944,583.00
11/20/2026	132,889,167.00
12/20/2026	132,833,750.00
1/20/2027	132,778,333.00
2/20/2027	132,722,917.00
3/20/2027	132,667,500.00
4/20/2027	132,612,083.00
5/20/2027	132,556,667.00
6/20/2027	132,501,250.00
7/20/2027	132,445,833.00
8/20/2027	132,390,417.00
9/20/2027	132,335,000.00
10/20/2027	132,279,583.00
11/20/2027	132,224,167.00
12/20/2027	132,168,750.00
1/20/2028	132,113,333.00
2/20/2028	132,057,917.00
3/20/2028	132,002,500.00
4/20/2028	131,947,083.00
5/20/2028	131,891,667.00
6/20/2028	131,836,250.00
7/20/2028	131,780,833.00
8/20/2028	131,725,417.00
9/20/2028	131,670,000.00
10/20/2028	131,614,583.00
11/20/2028	131,559,167.00
12/20/2028	131,503,750.00
1/20/2029	131,448,333.00
2/20/2029	131,392,917.00
3/20/2029	131,337,500.00
4/20/2029	131,282,083.00
5/20/2029	131,226,667.00
6/20/2029	131,171,250.00
7/20/2029	131,115,833.00
8/20/2029	131,060,417.00
9/20/2029	131,005,000.00
10/20/2029	130,949,583.00
11/20/2029	—

III-I-1

SCHEDULE III-J

SERIES 2026-2 CLASS A-2 (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AA) Principal Balance ($)
Series Closing Date	53,000,000.00
10/20/2026	52,977,917.00
11/20/2026	52,955,833.00
12/20/2026	52,933,750.00
1/20/2027	52,911,667.00
2/20/2027	52,889,583.00
3/20/2027	52,867,500.00
4/20/2027	52,845,417.00
5/20/2027	52,823,333.00
6/20/2027	52,801,250.00
7/20/2027	52,779,167.00
8/20/2027	52,757,083.00
9/20/2027	52,735,000.00
10/20/2027	52,712,917.00
11/20/2027	52,690,833.00
12/20/2027	52,668,750.00
1/20/2028	52,646,667.00
2/20/2028	52,624,583.00
3/20/2028	52,602,500.00
4/20/2028	52,580,417.00
5/20/2028	52,558,333.00
6/20/2028	52,536,250.00
7/20/2028	52,514,167.00
8/20/2028	52,492,083.00
9/20/2028	52,470,000.00
10/20/2028	52,447,916.00
11/20/2028	52,425,832.00
12/20/2028	52,403,748.00
1/20/2029	52,381,664.00
2/20/2029	52,359,580.00
3/20/2029	52,337,496.00
4/20/2029	52,315,412.00
5/20/2029	52,293,328.00
6/20/2029	52,271,244.00
7/20/2029	52,249,160.00
8/20/2029	52,227,076.00
9/20/2029	52,204,992.00
10/20/2029	52,182,907.00
11/20/2029	52,160,823.00
12/20/2029	52,138,739.00
1/20/2030	52,116,655.00
2/20/2030	52,094,571.00
3/20/2030	52,072,487.00

III-J-1

Date	Scheduled Class A-2 (AA) Principal Balance ($)
4/20/2030	52,050,403.00
5/20/2030	52,028,319.00
6/20/2030	52,006,235.00
7/20/2030	51,984,151.00
8/20/2030	51,962,067.00
9/20/2030	51,939,983.00
10/20/2030	51,917,899.00
11/20/2030	51,895,815.00
12/20/2030	51,873,731.00
1/20/2031	51,851,647.00
2/20/2031	51,829,563.00
3/20/2031	51,807,479.00
4/20/2031	51,785,395.00
5/20/2031	51,763,311.00
6/20/2031	51,741,227.00
7/20/2031	51,719,143.00
8/20/2031	51,697,059.00
9/20/2031	51,674,975.00
10/20/2031	51,652,891.00
11/20/2031	51,630,806.00
12/20/2031	51,608,722.00
1/20/2032	51,586,638.00
2/20/2032	51,564,554.00
3/20/2032	51,542,470.00
4/20/2032	51,520,386.00
5/20/2032	51,498,302.00
6/20/2032	—

III-J-2

SCHEDULE III-K

SERIES 2026-2 CLASS A-2-P (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2-P (AA) Principal Balance ($)
Series Closing Date	22,000,000.00
10/20/2026	21,990,833.00
11/20/2026	21,981,667.00
12/20/2026	21,972,500.00
1/20/2027	21,963,333.00
2/20/2027	21,954,167.00
3/20/2027	21,945,000.00
4/20/2027	21,935,833.00
5/20/2027	21,926,667.00
6/20/2027	21,917,500.00
7/20/2027	21,908,333.00
8/20/2027	21,899,167.00
9/20/2027	21,890,000.00
10/20/2027	21,880,833.00
11/20/2027	21,871,667.00
12/20/2027	21,862,500.00
1/20/2028	21,853,333.00
2/20/2028	21,844,167.00
3/20/2028	21,835,000.00
4/20/2028	21,825,833.00
5/20/2028	21,816,667.00
6/20/2028	21,807,500.00
7/20/2028	21,798,333.00
8/20/2028	21,789,167.00
9/20/2028	21,780,000.00
10/20/2028	21,770,833.00
11/20/2028	21,761,666.00
12/20/2028	21,752,499.00
1/20/2029	21,743,332.00
2/20/2029	21,734,165.00
3/20/2029	21,724,998.00
4/20/2029	21,715,831.00
5/20/2029	21,706,664.00
6/20/2029	21,697,497.00
7/20/2029	21,688,330.00
8/20/2029	21,679,163.00
9/20/2029	21,669,996.00
10/20/2029	21,660,830.00
11/20/2029	—

III-K-1

SCHEDULE III-L

SERIES 2026-2 CLASS B NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class B Principal Balance ($)
Series Closing Date	17,000,000.00
10/20/2026	17,000,000.00
11/20/2026	17,000,000.00
12/20/2026	17,000,000.00
1/20/2027	17,000,000.00
2/20/2027	17,000,000.00
3/20/2027	17,000,000.00
4/20/2027	17,000,000.00
5/20/2027	17,000,000.00
6/20/2027	17,000,000.00
7/20/2027	17,000,000.00
8/20/2027	17,000,000.00
9/20/2027	17,000,000.00
10/20/2027	17,000,000.00
11/20/2027	17,000,000.00
12/20/2027	17,000,000.00
1/20/2028	17,000,000.00
2/20/2028	17,000,000.00
3/20/2028	17,000,000.00
4/20/2028	17,000,000.00
5/20/2028	17,000,000.00
6/20/2028	17,000,000.00
7/20/2028	17,000,000.00
8/20/2028	17,000,000.00
9/20/2028	17,000,000.00
10/20/2028	17,000,000.00
11/20/2028	17,000,000.00
12/20/2028	17,000,000.00
1/20/2029	17,000,000.00
2/20/2029	17,000,000.00
3/20/2029	17,000,000.00
4/20/2029	17,000,000.00
5/20/2029	17,000,000.00
6/20/2029	17,000,000.00
7/20/2029	17,000,000.00
8/20/2029	17,000,000.00
9/20/2029	17,000,000.00
10/20/2029	17,000,000.00
11/20/2029	17,000,000.00
12/20/2029	17,000,000.00
1/20/2030	17,000,000.00
2/20/2030	17,000,000.00
3/20/2030	17,000,000.00

III-L-1

Date	Scheduled Class B Principal Balance ($)
4/20/2030	17,000,000.00
5/20/2030	17,000,000.00
6/20/2030	17,000,000.00
7/20/2030	17,000,000.00
8/20/2030	17,000,000.00
9/20/2030	17,000,000.00
10/20/2030	17,000,000.00
11/20/2030	17,000,000.00
12/20/2030	17,000,000.00
1/20/2031	17,000,000.00
2/20/2031	17,000,000.00
3/20/2031	17,000,000.00
4/20/2031	17,000,000.00
5/20/2031	17,000,000.00
6/20/2031	17,000,000.00
7/20/2031	17,000,000.00
8/20/2031	17,000,000.00
9/20/2031	17,000,000.00
10/20/2031	17,000,000.00
11/20/2031	17,000,000.00
12/20/2031	17,000,000.00
1/20/2032	17,000,000.00
2/20/2032	17,000,000.00
3/20/2032	17,000,000.00
4/20/2032	17,000,000.00
5/20/2032	17,000,000.00
6/20/2032	—

III-L-2